UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SCHEDULE 14A INFORMATION

Information Required In Proxy Statement

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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BLUE EARTH, INC.

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i

BLUE EARTH, INC.

2298 Horizon Ridge Parkway, Suite 205

Henderson, Nevada 89052

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Blue Earth, Inc.:

The Annual Meeting of Stockholders of Blue Earth, Inc. (the “Company”) will be held at Sun City MacDonald Ranch Community Association, 2020 W. Horizon Ridge Parkway, Henderson, Nevada 89012 at 8:00 a.m. (Pacific Coast Time), on July 17, 2015, for the following purposes:

1.

To elect a Board of Directors consisting of seven (7) members for the ensuing year.

2.

To ratify the issuance and sale of 10 million shares of common stock to Jackson Investment Group, LLC (“Jackson”) on November 25, 2014.

3.

To approve the issuance of restricted shares of Common Stock to the independent directors of the Company.

4.

To increase the number of authorized shares under the Blue Earth 2009 Equity Incentive Plan.

5.

To transact such other business as may properly come before the meeting.

All stockholders are invited to attend the meeting.  Stockholders of record at the close of business on May 29, 2015, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the meeting.  A complete list of stockholders entitled to notice of, and to vote at, the meeting will be open to examination by the stockholders beginning ten days prior to the meeting for any purpose germane to the meeting during normal business hours at the office of the Secretary of the Company at 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052

Whether or not you intend to be present at the meeting, please sign and date the enclosed proxy and return it in the enclosed envelope.  Returning a proxy will not deprive you of your right to attend the annual meeting and vote your shares in person.

By Order of the Board of Directors

Dr. Johnny R. Thomas, CEO

Henderson, Nevada

June 15, 2015

ii

BLUE EARTH, INC.

2298 Horizon Ridge Parkway, Suite 205

Henderson, Nevada 89052

______________________

PROXY STATEMENT

______________________

The accompanying proxy is solicited by the Board of Directors of Blue Earth, Inc. (the “Company”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 8:00 a.m., Pacific Coast Time, on July 17, 2015, at Sun City MacDonald Ranch Community Association, 2020 W. Horizon Ridge Parkway, Henderson Nevada 89012 and any adjournment thereof.  This proxy material is being mailed to stockholders commencing on or about June 15, 2015.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on July 17, 2015.

This Proxy Statement and the form of proxy are available at http://ir.stockpr.com/blueearthinc/proxy-materials .

VOTING SECURITIES; PROXIES

The Company will bear the cost of solicitation of proxies. In addition to the solicitation of proxies by mail, certain officers and employees of the Company, without additional remuneration, may also solicit proxies personally by facsimile and by telephone. In addition to mailing copies of this material to stockholders, the Company may request persons who hold stock in their names or custody or in the names of nominees for others, to forward such material to those persons for whom they hold stock of the Company and reimburse them for their expenses in connection therewith, and to request their authority for execution of the proxies.

A majority of the outstanding shares of the Company’s common stock, par value $.001 per share (the “Common Stock”), present in person or represented by proxy shall constitute a quorum at the Annual Meeting.  The approval of a plurality of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting is required for election of the nominees as directors.  The approval of the affirmative vote of a majority of the outstanding shares of Common Stock present in person or represented by proxy at the Annual Meeting, is required for adoption of all other proposals.

The form of proxy solicited by the Board of Directors affords stockholders the ability to specify a choice among approval of, disapproval of, or abstention with respect to each matter to be acted upon at the Annual Meeting.   Shares of Common Stock represented by the proxy will be voted, except as to matters with respect to which authority to vote is specifically withheld.  Where the solicited stockholder indicates a choice on the form of proxy with respect to any matter to be acted upon, the shares will be voted as specified.

This proxy statement incorporates by reference our Annual Report on Form 10-K for the year ended December 31, 2014 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015. Our website address is www.blueearthinc.com.  We make our Annual Report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, this proxy statement and amendments to those reports filed or furnished pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (the “Exchange Act”) available on our website in the section titled “Investor Relations - SEC Filings.”  This information is also available free of charge at the Securities and Exchange Commission’s (“SEC”) website located at www.sec.gov. This proxy statement also incorporates by reference the information contained in all other documents we file with the SEC after the date of this proxy statement and prior to the Annual Meeting.  The references to our website address and the SEC’s website address do not constitute incorporation by reference of the information contained in these websites and should not be considered part of this document.

If you are the shareholder of record and you do not vote or provide a proxy, your shares will not be voted.  Under the rules of various national and regional securities exchanges, brokers may generally vote on certain, limited “routine” matters, but cannot vote on non-routine matters, such as the non-contested election of directors or an amendment to the Articles of Incorporation or the adoption or amendment of a stock option plan, unless they have received voting instructions from the person for whom they are holding shares.  If your broker does not receive instructions from you on how to vote particular shares on matters on which your broker does not have discretionary authority to vote, your broker will return the proxy form to us, indicating that he or she does not have the authority to vote on these matters.  This is generally referred to as a “broker non-vote” and will affect the outcome of the voting as described below.  Brokers that do not receive instructions from the beneficial owners of shares of Common Stock are not entitled to vote on any proposal at the Annual Meeting.  Abstentions and broker non-votes will be counted as present and entitled to vote for purposes of determining a quorum at the Annual Meeting, but will not count as votes cast. Therefore, abstentions and broker non-votes will have no effect on the adoption of the proposals.

At the close of business on May 29 2015, there were 93,927,536 shares of Common Stock outstanding and eligible for voting at the Annual Meeting.  There were no shares of Preferred Stock entitled to vote at the Annual Meeting.  Thus, there are 93,927,536 shares to be voted at the Annual Meeting.  Each stockholder of record is entitled to one vote for each share of Common Stock held on all matters that come before the Annual Meeting.  Only stockholders of record at the close of business on May 29, 2015, are entitled to notice of, and to vote at, the Annual Meeting.

How to Vote

Stockholders as of the record date may have their shares voted by submitting a proxy or may vote in person at the special meeting by following the instructions provided on the enclosed proxy card. Stockholders who hold their shares beneficially in “street name” and wish to submit a proxy must provide instructions to the broker, bank, trustee or other nominee that holds their shares of record as to how to vote their shares with respect to the applicable proposals.

Stockholders of record may submit a proxy in one of three ways or vote in person at the Annual Meeting:

•

Internet: Stockholders may submit their proxy over the Internet if a web address shown on their proxy card. Stockholders will be given an opportunity to confirm that their voting instructions have been properly recorded. Stockholders who submit a proxy via the Internet should NOT send in their proxy card.

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Mail: Stockholders may submit their proxy by properly completing, signing, dating and mailing their proxy card in accordance with the instructions contained on the proxy card.

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In Person: Stockholders may vote in person at the Annual Meeting or by sending a representative with an acceptable proxy that has been signed and dated. Attendance at the Annual Meeting will not, however, in and of itself constitute a vote or a revocation of a prior proxy.

Stockholders are encouraged to submit a proxy promptly. Each valid proxy received in time will be voted at the Annual Meeting according to the choice specified, if any. Executed, but uninstructed proxies (i.e., proxies that are properly signed, dated and returned, but are not marked to tell the proxies how to vote) will be voted in accordance with the recommendations of the Company’s board of directors.

Revocability of Proxy

A stockholder who has given a proxy may revoke it at any time prior to its exercise by giving written notice of such revocation to the Secretary of the Company, by executing and delivering to the Company a later dated proxy reflecting contrary instructions, or by appearing at the Annual Meeting and taking appropriate steps to vote in person.

No Dissenter’s Rights

Under Nevada law, stockholders are not entitled to dissenter’s rights of appraisal with respect to the proposals voted for hereunder.

All shares of Common Stock represented by properly executed proxies that are returned and not revoked will be voted in accordance with the instructions, if any, given therein.  If no instructions are provided in a proxy, the shares of Common Stock represented by such proxy will be voted FOR the election of directors of the Company; FOR ratification of the sale of shares to Jackson in November 2014; FOR approval of the issuance of restricted shares to the independent directors, and FOR approval of an increase in authorized shares under the Equity Incentive Plan.

PROPOSAL 1

ELECTION OF DIRECTORS

The bylaws of the Company provide that each director serves from the date of election until the next annual meeting of stockholders and until his successor is elected and qualified.   The By-laws provide for at least two members of the Board.  The initial number of directors serving during 2014 was six (6); however, on August 25, 2014, the Board appointed Alan P. Krusi as the seventh (7th) director of the Company to serve on the Board until the next annual meeting of Stockholders.  The Company has nominated seven (7) persons consisting of Laird Q. Cagan, Chairman, Robert Potts, Governor Bill Richardson, James A. Kelly, Michael W. Allman, Dr. Johnny R. Thomas, and Alan P. Krusi, each a current Director, for re-election to the Board of Directors.   Proxies cannot be voted for a greater number of persons than the number of nominees named.

The persons named in the accompanying proxy intend to vote for the election of the nominees listed herein as directors.  Each nominee has consented to serve if elected.  The Board of Directors has no reason to believe that any nominee will not serve if elected, but if any of them should become unavailable to serve as a director and if the Board of Directors designates a substitute nominee or nominees, the persons named as proxies will vote for the substitute nominee or nominees designated by the Board of Directors.

The following table sets forth certain information with respect to the nominees for the Board of Directors of the Company and is based on the records of the Company and information furnished to it by such persons. Reference is made to the section of this Proxy entitled, “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” for information pertaining to stock ownership by the nominees and executive officers of the Company.

Name of Nominee	Age	Position
Laird Q. Cagan	57	Chairman of the Board of Directors
Dr. Johnny R. Thomas	73	Chief Executive Officer and Director
Robert Potts	53	President and Chief Operating Officer and Director
William (Bill) Richardson	67	Director
James A. Kelly	57	Director
Michael W. Allman	54	Director
Alan P. Krusi	60	Director

•

 Mr. Allman serves on each of the following committees of the Board of Directors:

o

chairman of the Audit Committee

o

member of the Compensation Committee;

o

member of the Nominating & Corporate Governance Committee;

•

Mr. Kelly serves on each of the following committees of the Board of Directors:

o

chairman of the Compensation Committee;

o

member of the Nominating & Corporate Governance Committee;

o

member of the Audit Committee

•

Mr. Krusi serves on each of the following committees of the Board of Directors:

o

chairman of the Nominating and Corporate Governance Committee

o

member of the Audit Committee;

o

member of the Compensation Committee;

•

Governor Richardson may serve on committees of the Board as his time permits.

Biographical Information

Directors

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact the Company’s businesses.  We believe that all of the current Board Members possess the professional and personal qualifications necessary for board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies below.

Laird Q. Cagan, Chairman of the Board and Director. Mr. Cagan has served as Chairman of the Board and a director of the Company since February 21, 2011.  He is an investor in the Company who has served as a director and officer of several publicly traded companies. He has 25 years of experience in investing in and building high growth technology companies as well as five years in the investment banking industry.  During the 1990’s he invested in and helped build 15 high tech companies with over $500 million of equity capital invested in those companies.  He is a co-founder and Managing Director of Cagan McAfee Capital Partners, LLC (“CMCP”) a private investment firm he founded in 2002.  CMCP has founded, funded and taken public 10 companies in a variety of industries including energy, alternative energy, healthcare, information technologies, and environmental.  CMCP portfolio companies have raised over $600 million of equity capital and over $2 billion of capital has been invested in those companies or their projects.   Mr. Cagan previously worked for two of the largest investment banks in the world, Goldman, Sachs & Co. and Drexel Burnham Lambert.  In all, he was involved in over 30 transactions valued at more than $15 billion, bankruptcy work-out transactions of more than $2 billion, and a variety of equity, high-yield bond and senior debt financings.  Mr. Cagan was the founding Chairman of Evolution Petroleum Corporation (NYSE: EPM, and the Johannesburg Stock Exchange), a company he founded to develop mature oil and gas fields with advanced technologies.  He is a director and founder of Calpian, Inc. (CLPI), and a former director of AE BioFuels, Inc. (n/k/a Aemetis (AMTX)), and Pacific Asia Petroleum (n/k/a Erin Energy Corporation (NYSE MKT: ERN and the Johannesburg Stock Exchange). He held Series 24, 7 and 63 licenses, however, he is not currently registered with any FINRA firm.  He was a registered representative and Managing Director of Colorado Financial Services Corporation (“CFSC”), a FINRA-licensed broker-dealer from 2008 to 2012 and other firms dating back to 2003.  He served an administrative suspension from December 15-29, 2008 for violation of a FINRA rule, failure to provide copies of personal brokerage statements from his prior broker-dealer to his new broker-dealer.   Mr. Cagan attended M.I.T. and received BS, MS and MBA degrees from Stanford University.  He is a graduate of the UCLA Director’s Training Program.  He is the founding Chairman of the SF Bay chapter of the Young Presidents’ Organization and the former Chairman of the San Francisco Chapter of the World Presidents’ Organization.  He is a former member of the Stanford University Athletic Board and is a member of the Olympic Club, the oldest athletic club in America.  As a result of Mr. Cagan’s extensive experience in finance and start-up companies, as well as experience in the energy industry, all of which strengthens the Board’s collective qualifications, skills and experience.

Johnny R. Thomas, Chief Executive Officer and Director.  Dr. Thomas has been a director of the Company since February 22, 2011.  He has been employed by the Company as Chief Executive Officer since September 1, 2010, and also served as President from September 1, 2010 until May 16, 2013.  Prior thereto, he served as Chairman of the Board, Chief Executive Officer and President of Consolidation Services, Inc. (n/k/a Mongolia Holdings, Inc. (OTCQB:MNHD) from that company’s inception on January 26, 2007 until April 2, 2010.  The company was engaged in the acquisition of land and mineral rights in Eastern Kentucky and is now engaged in oil and gas production. From January 2000 until September 2010, Dr. Thomas was self-employed as an investor in securities, real estate and limited custom home development.  Prior thereto, he was a founder and served as Chairman of the Board and CEO of AgriBioTech, Inc. from September 1993 until February 1999. AgriBioTech and several of its subsidiaries filed a voluntary petition for bankruptcy in January 2000 (and was subsequently liquidated in Chapter 7), approximately eleven months following Dr. Thomas’s departure from the company.  Dr. Thomas received his Ph.D. in genetics/plant breeding from Oregon State University in 1966.   For more than 30 years, Dr. Thomas has successfully guided start-up companies from their formation through commercialization.  His experience in finance and the public securities markets has provided the Board with the necessary guidance to acquire, integrate and manage acquired companies and act as a liaison with the Company’s independent advisors, all of which strengthens the Board’s collective qualifications, skills and experience.

Robert C. Potts, President, Chief Operating Officer and Director.   Robert Potts was appointed President and Chief Operating Officer of the Company on May 16, 2013 and a director on January 1, 2014.  Since February, 2010, Mr. Potts has been a founder, director, CEO and President of IPS Engineering Inc. (“IPS”).   IPS is a Provo Utah based engineering, procurement and construction management (EPCM) company specializing in combined heat and power (CHP) alternative energy space, which was acquired by the Company in May 2013.  From February, 2008 until December 2009, Mr. Potts was President and an owner of Heavy Equipment Parts, Orem, UT, a ground engaging parts and fabrication services company.  From 2001, until he formed IPS, he was the President and CEO of several portfolio companies for a private equity firm.  These include: Prinexus, Finlay Systems, Color By Pergament, Direct Group, Direct Fulfillment, Mack Color Graphics, Halo Design Systems, and Tukan.   He has broad experience with successful start-up and turnaround ventures and has particular knowledge and experience in the energy industry and finance, which strengthens the Board’s collective qualifications, skills and experience.  Mr. Potts earned his B.S. Mechanical Engineering, at Brigham Young University and an M.B.A. - Finance at Lehigh University.

Governor Bill Richardson, Director.  Governor Richardson was elected to the Company’s Board of Directors effective January 1, 2014.   Governor Richardson brings to the Board his knowledge of the energy industry and regulatory affairs, as well as his experience serving on numerous boards of directors, which greatly strengthens the Board’s collective qualifications, skills and experience.  Governor Richardson is a leading proponent of energy, efficiency, technology as evidenced by the green initiatives he passed as Governor of New Mexico.  As a former Secretary of Energy, he has extensive knowledge on all aspects of our business model, including distributed generation, energy efficiency and technologies.  Furthermore, he is an ideal person to advise the Company on political issues at the state and federal level.  Political initiatives are continually on the agenda of most states and the federal government that can affect the Company’s business.  Governor Richardson currently serves as Senior Fellow for Latin America at Rice University’s James A. Baker III Institute for Public Policy, and participates on several non-profit and for-profit boards including Abengoa’s International Advisory Board, the fifth largest biofuels producer in the United States, WRI World Resources Institute, and the National Council for Science and the Environment.  Governor Richardson is also currently serving as Chairman of Global Political Strategies for APCO Worldwide. From January 2003 through January 2011, he was the Governor of New Mexico. Prior to his governorship, Governor Richardson was the U.S. Secretary of Energy (1998-2001), U.S. Ambassador to the United Nations (1997-1998) and a member of the U.S House of Representatives for New Mexico (1983-1997). Governor Richardson has a BA from Tufts University and an MA from Tufts University Fletcher School of Law and Diplomacy.  In addition to his service as member of the Board of Abengoa Solar and Tecnicas Reunidas.  He is currently serving on the following Boards:  Afina; American Progress/Enough Fellow; AMP Holding; Aside/EAG; CarCharging; Dallas National Insurance; DayStar Technologies;  Ergo; EX-IM Bank; Foundation to Preserve New Mexico Wildlife;  National Council for Science and Environment (NCSE); P3GM; PT Capital; Refugees International; Richardson Center for Global Engagement; Ryan Governmental Services; Viridis Learning; V-Me; Vola LLC, and World Resources Institute (WRI).

James A. Kelly, Director, was elected to the Company’s Board of Directors effective January 1, 2014.  James Kelly has over thirty-eight years of experience in the energy industry.   Mr. Kelly possesses particular knowledge and experience in accounting, management and the energy industry to strengthen the Board’s collective qualifications, skills and experience.  The grid experience of Mr. Kelly with a major utility is relevant to all of our combined heat and power and solar business units, as distributed generation projects all involve direct interaction with utilities.  Mr. Kelly also has extensive knowledge and experience in all of the technology activities of the Company, since utilities generally see new, emerging technologies at an early stage as new technologies are submitted for potential inclusion in rebate programs.  Mr. Kelly has served on the Management Committee of a Fortune 500 Company.  Mr. Kelly has had exclusive responsibility for multiple external audits and management reviews of energy company operations.    Mr. Kelly was Senior Vice President for Southern California Edison Co. from November 1973 through July 2011, which is the electric utility company for Southern California.

Mr. Kelly obtained his Bachelor of Science from California State University, Long Beach in 1977 and a Master of Science from California State Polytechnic University in 1978. Mr. Kelly also serves as a director of Muni-Fed Streetlight Solution, Coachella Partners, the Don Bosco Technical Institute and as CEO and Director of ARES.

Michael W. Allman, Director, was elected to the Company’s Board of Directors effective January 1, 2014.  Mr. Allman has experience as a CEO and CFO of various renewable energy companies and with a global consulting firm, with exceptional breadth of experience in business strategy design and implementation, operations, finance, risk management, investor communications, business development, mergers and acquisitions and international business.   The grid experience of Mr. Allman with a major utility is relevant to all of our combined heat and power and solar business units, as distributed generation projects all involve direct interaction with utilities.  Mr. Allman also has extensive knowledge and experience in all of the technology activities of the Company, since utilities generally see new, emerging technologies at an early stage as new technologies are submitted for potential inclusion in rebate programs.  As a result of this experience, Mr. Allman possesses particular knowledge and experience in each of the above areas to serve as the Company’s Audit Expert and strengthens the Board’s collective qualifications, skills and experience.  Mr. Allman previously served as President and CEO of Sempra Generation between October 2006 and March 2010.  Sempra Generation was an electrical division of Sempra Energy, a Fortune 300 energy services company.   From March 2010 through June 2012, Mr. Allman served as Chairman, President and CEO of Southern California Gas Company, a gas distribution company in the United States.  Mr. Allman received his bachelor of science in Chemical Engineering from Michigan State University in 1982 and obtained his MBA from the University of Chicago in 1985, with a specialization in finance.

Alan P. Krusi, Director, was appointed as a Director of the Company on August 25, 2014.  From October 2011 until March 2015, Mr. Krusi was President, Strategic Development of AECOM Technology Corporation, a global provider of professional technical and management support services, and served as Executive Vice President for Corporate Development from August 2008 until October 2011. From 2003 until 2008 Mr. Krusi served as President of Earth Tech, Inc., an engineering, consulting, and construction services firm owned by Tyco International.  Since March 2008, Mr. Krusi has been a director of Comfort Systems USA (NYSE:FIX) a leading provider of commercial and industrial heating, ventilation and air conditioning (HVAC) and building automation services, with more than 85 locations nationwide. From 2002 to 2003, Mr. Krusi served as CEO of RealEnergy, Inc., a company providing on-site cogeneration to commercial and industrial customers. From 1999 to 2002, Mr. Krusi served as President of the Construction Services division of URS Corporation, where he oversaw an international construction services business specializing in construction management and program management. Prior to his employment with URS, and over a period of twenty-two years, Mr. Krusi held a number of technical and management positions within the engineering and construction industries. Mr. Krusi is a graduate of the University of California at Santa Barbara and is a Registered Geologist, Certified Engineering Geologist, and Licensed General Contractor in the State of California.  Mr. Krusi has more than thirty-five years of experience in the construction and engineering industries, including experience in executive management positions for public companies.

Executive Officers

Brett Woodard, Chief Financial Officer. Mr. Woodard was appointed Chief Financial Officer of the Company on May 16, 2013.   He served as a founder, director and CFO of IPS Engineering, Inc. from 2012 until its acquisition by the Company in May 2013.  Prior thereto, from 2007, Mr. Woodard served as the CFO of Wasatch Wind, Inc., an enterprise that developed wind energy projects in the Western US and Eastern Canada.  With over 25 years’ experience in structuring turnkey project finance transactions throughout the Americas, Europe and Asia in roles with Nokia (large telecommunications infrastructure), GE Capital and Nortel Networks, he has worked extensively with international financing organizations including several Export Credit Agencies.  Mr. Woodard holds an MBA, Finance from the University of Utah and Post Graduate Studies (PhD. Program), Finance, Wharton School, PA.

Donald R. Kendall, Jr., Chief Executive Officer of Blue Earth Capital, Inc.   Mr. Kendall was elected Chief Executive Officer and a director of Blue Earth Capital as of January 31, 2014.  He had been the Chief Executive Officer of Kenmont Capital Partners and Kenmont Solutions Capital GP LLC (“KSC”), an investment management firm specializing in alternative investments and private equity from 1998 and its affiliated finance company, respectively, until KSC’s acquisition by the Company in January 2014.  Mr. Kendall also utilized his extensive background in the power, energy and clean energy industries overseeing event driven, distressed, capital structure arbitrage and private equity investments in these sectors for Carlson Capital, L.P, while overseeing Kenmont's private equity and venture capital fund of funds.  From 1993 to 1998, Mr. Kendall was President of Cogen Technologies Capital Company, L.P.  His responsibilities included acquisitions, domestic and international project development, project and corporate financings, asset management, strategic planning and the initiation of Cogen's planned reorganization, initial public offering and ultimate sale for $1.1 billion.  In addition to his duties at Cogen, Mr. Kendall was the founding Chairman and Chief Executive Officer of Palmetto Partners, Ltd., a family office and investment management company for a Forbes 400 family.  Mr. Kendall's duties included identifying, analyzing, structuring, investing, monitoring and exiting investments in private equities on a direct basis and through private equity funds.  In addition, Mr. Kendall managed various public equity hedge fund and fixed income portfolios for affiliated entities and three charitable foundations.  He also serves as a director of American Midstream Partners, LP (NYSE: AMID), Solar City Corporation (NASDAQ: SCTY), Stream Energy and Tangent Energy Solutions, Inc.  Mr. Kendall also serves on the following Non Profit Boards:  Earthwatch Institute, the Houston Zoo Conservation Committee, the Jane Goodall Institute and the Prospect Park Alliance.  Mr. Kendall received a B.A. degree from Hamilton College and an M.B.A. from The Amos Tuck School of Business Administration at Dartmouth College.

There are no family relationships among any of our directors and executive officers.

Stockholder Vote Required

Election of each director requires a plurality of the votes of the shares of Common Stock, present in person or requested by proxy at the meeting and entitled to vote on the election of directors.

The Board of Directors recommends a vote “FOR” the election of each of the nominees named above for election to the Board of Directors.

PROPOSAL 2

TO RATIFY THE ISSUANCE AND SALE OF COMMON STOCK TO JACKSON INVESTMENT GROUP, LLC

Background

As reported in our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2014, on November 25, 2014, the Company entered into a Common Stock Purchase Agreement (the “SPA”) with Jackson Investment Group, LLC, a Georgia limited liability company (“Jackson”) for the sale of 10,000,000 shares of restricted common stock, par value $0.001 per share (the “Common Stock”), for an aggregate purchase price of $10,000,000.  The SPA closed and the Company received the proceeds of the sale of the Common Stock on November 26, 2014.

The 10,000,000 shares of Common Stock represented approximately 12.5% of the issued and outstanding Common Stock of the Company prior to such issuance.  Prior to the closing of the SPA, Jackson held more than five percent (5%) of the issued and outstanding shares of Common Stock.  The proceeds of the sale to Jackson have been used to fund capital expenditures and other expenses in connection with the Company’s CHP and solar projects and the balance for working capital purposes.

The Common Stock was sold to Jackson in reliance on the statutory exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”).  The Company did not engage any broker dealers or placement agents in connection with the offering or sale of Common Stock.

The SPA was filed as Exhibit 10.1 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on November 26, 2014, and is incorporated by reference herein.

Reasons for Stockholder Approval

We are subject to the NASDAQ Marketplace Rules because our Common Stock is quoted on The NASDAQ Global Market (“Nasdaq”). NASDAQ Marketplace Rule 5635(d) (“Rule 5635(d)”) requires stockholder approval for transactions other than a public offering involving the sale, issuance, or potential issuance by a company of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power outstanding before the issuance for less than the greater of book or market value of the stock.

The SPA did not violate Rule 5635(d) by itself, as the Common Stock sold to Jackson comprised only approximately 12.5% of the issued and outstanding Common Stock of the Company prior to such issuance.  However, the 10,000,000 shares were sold to Jackson at $1.00 per share when the Company’s book value was $1.06 per share, and the market value of the Company’s Common Stock was $1.11 per share.  Nasdaq issued a determination to the Company by letter on March 19, 2015 (the “Determination Letter”) that the Company was in violation of Rule 5635(d) because it aggregated the SPA with two of the Company’s subsequent transactions. As described below, the Company amended the latter two transactions to cure the deficiency.

The Determination Letter stated that indicated that the Company had forty-five (45) calendar days to submit a plan to regain compliance with Rule 5635(d), and that if such a plan is timely submitted by the Company, the Nasdaq Staff may grant the Company up to 180 calendar days from March 19, 2015 to regain compliance.  On March 23, 2015, the Company filed a Current Report on Form 8-K under Item 3.01 “Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing which entered a plan to regain compliance with Rule 5635(d).  On May 20, 2015, the Company filed a Current Report on Form 8-K under Item 1.01 “Entry Into a Material Definitive Agreement” which demonstrated compliance with Rule 5635(d).

The first of two deficiency transactions occurred on February 27, 2015 when the Company entered into a Second Amendment to Credit Agreement with TCA Global Credit Master Fund LP (“TCA”).  The Company borrowed $3 million from TCA, which was secured by the capital stock of a Blue Earth solar project and a Blue Earth CHP project, as well as 400,000 shares of newly issued Series D Convertible Preferred Stock.  The preferred stock is convertible solely upon a monetary default and there is a 20% limitation on the number of shares of common stock issuable upon conversion.  However, at the time of issuance of the preferred stock, the market value of the common stock was $1.20 per share.  Therefore, the Company and TCA subsequently amended the terms of conversion to be in compliance with Nasdaq Rule 5635(a) and limited the maximum number of shares of common stock issuable to a hard cap of 2,500,000 shares.  Upon the foregoing amendment, Nasdaq removed the deficiency.

The second of these transactions occurred on March 10, 2015, when Jackson loaned the Company $10 million under a 12% secure second convertible note (the “Note”).  The Note, as well as an option and warrants were all convertible or exercisable at $1.00 per share, the then current market value. However, the book value was $1.02 per share.  The Company and Jackson subsequently amended the terms of the loan to provide for a $1.02 per share conversion/exercise price.  Upon the foregoing amendment filed on Form 8-K on May 20, 2015, Nasdaq removed the deficiency and would no longer aggregate the second Jackson transactions with the November 2014 Jackson transaction.

On May 18, 2015, Nasdaq determined that the Company had regained compliance with Rule 5636(d).  As a result of the foregoing amendments to the TCA Loan and the March 2015 Jackson Loan, Nasdaq determined not to aggregate all three transactions for purposes of the Rule.  The November 2014 Jackson transaction and the February 2015 TCA transaction would still be aggregated for purposes of the Rule, but would not exceed 20% of the Company’s pre-transaction total common shares outstanding (prior to the first issuance to Jackson in November 2014) at a discount to market price.  Moreover, the March 2015 Jackson transaction is now priced at book value, and as a result, not subject to the Rule.  The Company is retroactively seeking to obtain ratification by the stockholders of the November 2014 issuance and sale of common stock to Jackson.

Stockholder approval of this proposal is not required by Nasdaq and is being sought by Management on an advisory basis.  This approval is being sought to demonstrate the Company’s intent to comply with Nasdaq rules at all times going forward.  In the event this Proposal 2 is not approved by the Company’s stockholders, it will have no effect on the November 2014 issuance and sale of common stock to Jackson.  Jackson is entitled to vote its shares of common stock on this matter and on all other matters.  As of May 6, 2015, Jackson owned 13,290,776 shares, or 14.2%, of the 93, 927,536 shares issued and outstanding.

The board of directors unanimously recommends voting “FOR” the ratification of the November 2014 issuance and sale of common stock to Jackson Investment Group, LLC.

DESCRIPTION OF SECURITIES

Authorized and Outstanding Capital Stock

The following description of our capital stock and provisions of our articles of incorporation and by-laws are summaries and are qualified by reference to our articles of incorporation and by-laws. Copies of these documents have been filed with the SEC as exhibits to our reports and registration statements, and should be reviewed, as well as Nevada General Corporation Law.

We have authorized 525,000,000 shares of capital stock, par value $0.001 per share, of which 500,000,000 are shares of common stock and 25,000,000 are shares of “blank check” preferred stock.

Common Stock

The holders of our common stock are entitled to one vote per share. In addition, the holders of our common stock will be entitled to receive ratably dividends, if any, declared by our board of directors out of legally available funds; however, the current policy of our board of directors is to retain earnings, if any, for operations and growth. Upon liquidation, dissolution or winding-up, the holders of our common stock will be entitled to share ratably in all assets that are legally available for distribution. The holders of our common stock will have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of our common stock will be subject to, and may be adversely affected by, the rights of the holders of any series of preferred stock, which may be designated solely by action of our board of directors and issued in the future. As of May 29, 2015, the Record Date, 93,927,536 shares of Common Stock were issued and outstanding held by 150 shareholders of record and approximately 1,900 beneficial owners of our shares of Common Stock.

Preferred Stock

Our board of directors will be authorized, subject to any limitations prescribed by law, without further vote or action by our stockholders, to issue from time to time shares of preferred stock in one or more series. Each series of preferred stock will have the number of shares, designations, preferences, voting powers, qualifications and special or relative rights or privileges as shall be determined by our board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.  The Board of Directors authorized 300,000 shares of Series A Convertible Preferred Stock, 300,000 shares of Series B Convertible Preferred Stock, and 910,000 shares of Series C Convertible Preferred Stock, all of which were converted on a 10 for 1 basis into Common Stock.

On February 24, 2015, as amended on May 19, 2015, the Company filed a Certificate of Designation and Preference to authorize the issuance of up to 400,000 Shares of Series D Convertible Preferred Stock, $10.00 face value, $.001 par value per share (“Series D Preferred Stock”).

Transfer Agent

Our transfer agent for our Common Stock is Empire Stock Transfer, 1859 Whitney Mesa Drive, Henderson, NV 89014.

PROPOSAL 3

TO APPROVE THE ISSUANCE OF RESTRICTED SECURITIES TO THE COMPANY’S INDEPENDENT DIRECTORS

Background

As reported in Amendment No. 1 to our Form 10-K for the year ended December 31, 2014, each of Michael Allman, James Kelly, Governor Bill Richardson and Alan Krusi, independent directors, as well as Laird Cagan, Chairman of the Board who is considered by the Company to be an independent director, were each authorized by the Board of Directors to receive (i) 50,000 restricted shares of common stock, which vest on January 1, 2016, for all but Alan Krusi, whose shares will vest at the rate of 12,500 shares for each three months of services, provided they are still members of the Board, and (ii) 100,000 restricted shares, which will vest on January 1, 2017, for all but Alan Krusi, whose shares will vest at the rate of 12,500 shares for each three months of services, provided they are still members of the Board of Directors.  The grant of shares was made subject to shareholder approval in connection with the Company’s recommendation that each director be elected at the next annual meeting of shareholders.

The December 2014 restricted stock issuances were not exempt from the NASDAQ marketplace Rules.

The above-described restricted stock awards are the sole compensation to be received by the Company’s independent directors, as no cash compensation has been paid to date.  Since they were issued outside of a plan approved by the Company’s stockholders, the Company is required to obtain shareholder approval prior to their issuance.  The shares have not yet been issued, will not be issued, nor will the Company issue any other shares to officers or directors without first obtaining shareholder approval.  The future issuance of the shares upon vesting will only be made if the individual is still a director of the Company.

Reason for Stockholder Approval

We are subject to the NASDAQ Marketplace Rules because our Common Stock is quoted on The NASDAQ Global Market. NASDAQ Marketplace Rule 5635(c) requires stockholder approval for certain equity arrangements.  Under Marketplace Rule 5635(c), the issuance of common stock by a company to its officers and directors outside of a compensation arrangement previously approved by shareholders requires shareholder approval. As a result, under Marketplace Rule 5635(c), we are required to obtain stockholder approval prior to the issuance of Common Stock to our directors outside of a compensation plan approved by our stockholders.

To be in compliance with Marketplace Rule 5635(c), we are seeking stockholder approval in advance of the issuance of Common Stock to our directors.  The shares are restricted and may not be sold unless registered or are exempt from registration, e.g., pursuant to Rule 144 under the Securities Act.

The Board of Directors unanimously recommends voting “FOR” the approval of restricted stock issuances to the Company’s independent directors.

PROPOSAL 4

APPROVAL OF INCREASE OF AUTHORIZED SHARES

UNDER THE 2009 EQUITY INCENTIVE PLAN

Our 2009 Equity Incentive Plan, which expires in October 2019 (the “2009 Plan”), has 1,227,628 shares remaining for issuance.  Additional information regarding securities issued and authorized under our 2009 Plan is contained in this Proxy Statement under “Executive Compensation - Equity Incentive Plan.”  We wish to be able to issue additional options to attract and retain qualified employees.  Accordingly, the Board authorized an increase in the authorized shares of common stock under the 2009 Plan from 4,542,000 to 8,542,000 shares, subject to approval by our stockholders.  The current market value of such common stock is $1.51 per share, as of May 26, 2015.  The 2009 Plan is intended to encourage stock ownership by our directors, officers, employees and consultants, and of our subsidiaries, and thereby enhance their proprietary interest in the Company.  The Company intends to amend its Registration Statement on Form S-8 to register the additional options and underlying common stock issuable under the 2009 Plan.

A summary of the signification provisions of the 2015 Plan is set forth below. A complete copy of the 2009 Plan is attached to this Proxy Statement as Attachment A and is incorporated by reference herein.  The following summary is qualified in its entirety by reference to the complete 2009 Plan.

Purpose

The purpose of the 2009 Plan is to advance our interests and our stockholders by providing an incentive to attract, retain and reward persons performing services for us and by motivating such persons to contribute to our growth and profitability.

Term of Plan

The 2009 Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the shares of stock available for issuance under the 2009 Plan, as amended, have been issued and all restrictions on such shares under the terms of the 2009 Plan and the agreements evidencing options granted under the 2009 Plan have lapsed. However, all options shall be granted, if at all, within ten (10) years from the earlier of the date the 2015 Plan was adopted by the Board, which was October 30, 2009, or the date the 2009 Plan was approved by our stockholders.

Administration by the Compensation Committee of the Board

The 2009 Plan is administered by the Compensation Committee. The Compensation Committee shall have the power to:

•

determine the persons to whom, and the time or times at which, options shall be granted and the number of shares of stock to be subject to each option;

•

designate options as Incentive Stock Options or Nonstatutory Stock Options;

•

determine the fair market value of shares of stock or other property;

•

determine the terms, conditions and restrictions applicable to each option (which need not be identical) and any shares acquired upon the exercise thereof;

•

approve one or more forms of option agreement;

•

amend, modify, extend, cancel or renew any option or to waive any restrictions or conditions applicable to any option or any shares acquired upon the exercise thereof;

•

accelerate, continue, extend or defer the exercisability of any option or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following an optionee’s termination of service with us;

•

prescribe, amend or rescind rules, guidelines and policies relating to the 2009 Plan, or to adopt supplements to, or alternative versions of, the 2009 Plan; and

•

correct any defect, supply any omission or reconcile any inconsistency in the 2009 Plan or any option agreement and to make all other determinations and take such other actions with respect to the 2009 Plan or any option as the Compensation Committee may deem advisable to the extent not inconsistent with the provisions of the 2009 Plan or applicable law.

Maximum Number of Shares Issuable

The maximum aggregate number of shares of stock that may be issued under the 2015 Plan shall be 8,542,000 and shall consist of authorized but unissued or reacquired shares of stock or any combination thereof.

Persons Eligible for Options

Options may be granted only to our employees, consultants and directors and those of our subsidiaries. The Company and its subsidiaries employ approximately 100 persons and there are five independent directors eligible to participate in the 2009 Plan. Any person who is not an employee on the effective date of the grant of an option to such person may be granted only a Nonstatutory Stock Option. An Incentive Stock Option granted to a prospective employee upon the condition that such person become an employee, shall be deemed granted effective on the date such person commences service.

Fair Market Value Limitation

To the extent that options designated as Incentive Stock Options become exercisable by an optionee for the first time during any calendar year for stock having a fair market value greater than One Hundred Thousand Dollars ($100,000), the portions of such options which exceed such amount shall be treated as Nonstatutory Stock Options.

Terms and Conditions of Options

Options shall be evidenced by option agreements specifying the number of shares of stock covered thereby, in such form as the Board shall from time to time establish. No option or purported option shall be a valid and binding obligation of the Company unless evidenced by a fully executed option agreement. The exercise price for each option shall be established in the discretion of the Board; provided, however, that:

•

the exercise price per share for an Incentive Stock Option shall be not less than the fair market value of a share of stock on the effective date of grant of the option; and

•

the exercise price per share for a Nonstatutory Stock Option shall be not less than the fair market value of a share of stock on the effective date of grant of the option.

Exercisability and Term of Options

Options shall be exercisable at such time or times, or upon such event or events, and subject to such terms, conditions, performance criteria and restrictions as shall be determined by the Board and set forth in the option agreement evidencing such option; provided, however, that:

•

no Option shall be exercisable after the expiration of ten (10) years after the effective date of grant of such option; and

•

no Option granted to a prospective employee or prospective director may become exercisable prior to the date on which such person commences service with us.

Transferability of Options

During the lifetime of the optionee, an option shall be exercisable only by the optionee or the optionee’s guardian or legal representative. No option shall be assignable or transferable by the optionee, except by will or by the laws of descent and distribution.

Termination or Amendment of Plan

The Board may terminate or amend the 2009 Plan at any time. However, subject to changes in applicable law, regulations or rules that would permit otherwise, without the approval of our stockholders, there shall be (a) no increase in the maximum aggregate number of shares of stock that may be issued under the 2009 Plan, (b) no change in the class of persons eligible to receive Incentive Stock Options, and (c) no other amendment of the 2009 Plan that would require approval of our stockholders under any applicable law, regulation or rule.

Stockholder Approval

This amendment to the 2009 Plan must be approved by our stockholders prior to the issuance of any of the additional 4 million shares under the 2009 Plan.

U.S. Federal Income Tax Consequences

The information set forth below is a summary only and does not purport to be complete. The information is based upon current federal income tax rules and therefore is subject to change when those rules change. Because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult the recipient’s tax adviser regarding the federal, state, local, and other tax consequences of the grant or exercise of an award or the disposition of stock acquired as a result of an award. The 2009 Plan is not qualified under the provisions of Section 401(a) of the Code, and is not subject to any of the provisions of the Employee Retirement Income Security Act of 1974. Our ability to realize the benefit of any tax deductions described below depends on our generation of taxable income as well as the requirement of reasonableness, the provisions of Section 162(m) of the Internal Revenue Code of 1986, as amended, including any applicable regulations and guidance thereunder (the “Code”) and the satisfaction of our tax reporting obligations.

Nonstatutory Stock Options

Generally, there is no taxation upon the grant of a Nonstatutory Stock Option where the option is granted with an exercise price equal to the fair market value of the underlying stock on the grant date. On exercise, an optionee will recognize ordinary income equal to the excess, if any, of the fair market value on the date of exercise of the stock over the exercise price. If the optionee is employed by us or one of our affiliates, that income will be subject to withholding tax. The optionee’s tax basis in those shares will be equal to their fair market value on the date of exercise of the option, and the optionee’s capital gain holding period for those shares will begin on that date. Subject to the requirement of reasonableness, the provisions of Section 162(m) of the Code and the satisfaction of a tax reporting obligation, we will generally be entitled to a tax deduction equal to the taxable ordinary income realized by the optionee.

Incentive Stock Options

The 2009 Plan provides for the grant of stock options that qualify as Incentive Stock Options as defined in Section 422 of the Code. Under the Code, an optionee generally is not subject to ordinary income tax upon the grant or exercise of an Incentive Stock Option. If the optionee holds a share received on exercise of an Incentive Stock Option for more than two years from the date the option was granted and more than one year from the date the option was exercised, which is referred to as the required holding period, the difference, if any, between the amount realized on a sale or other taxable disposition of that share and the holder’s tax basis in that share will be long-term capital gain or loss. If, however, an optionee disposes of a share acquired on exercise of an Incentive Stock Option before the end of the required holding period, which is referred to as a disqualifying disposition, the optionee generally will recognize ordinary income in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the share on the date the Incentive Stock Option was exercised over the exercise price. However, if the sales proceeds are less than the fair market value of the share on the date of exercise of the option, the amount of ordinary income recognized by the optionee will not exceed the gain, if any, realized on the sale. If the amount realized on a disqualifying disposition exceeds the fair market value of the share on the date of exercise of the option, that excess will be short-term or long-term capital gain, depending on whether the holding period for the share exceeds one year.

For purposes of the alternative minimum tax, the amount by which the fair market value of a share of stock acquired on exercise of an Incentive Stock Option exceeds the exercise price of that option generally will be an adjustment included in the optionee alternative minimum taxable income for the year in which the option is exercised. If, however, there is a disqualifying disposition of the share in the year in which the option is exercised, there will be no adjustment for alternative minimum tax purposes with respect to that share. In computing alternative minimum taxable income, the tax basis of a share acquired on exercise of an Incentive Stock Option is increased by the amount of the adjustment taken into account with respect to that share for alternative minimum tax purposes in the year the option is exercised.

We are not allowed an income tax deduction with respect to the grant or exercise of an Incentive Stock Option or the disposition of a share acquired on exercise of an Incentive Stock Option after the required holding period. If there is a disqualifying disposition of a share, however, we are allowed a deduction in an amount equal to the ordinary income includible in income by the optionee, subject to Section 162(m) of the Code and provided that amount constitutes an ordinary and necessary business expense for us and is reasonable in amount, and either the employee includes that amount in income or we timely satisfy our reporting requirements with respect to that amount.

New Plan Benefits

We have not approved any awards that are conditioned on stockholder approval of the increase in authorized shares under the 2009 Plan. We cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to executive officers and employees under the 2009 Plan. If the increase number of shares authorized under the 2009 Plan had been in existence in fiscal 2014, we expect that our award grants for fiscal 2014 would not have been substantially different from those actually made in that year under the Prior Plan, as there were still more than one million shares available for issuance.

Required Vote

The affirmative vote of holders of a majority of the shares of common stock present, in person or by proxy, at the Annual Meeting is required to approve the amendment to the amendment to the 2009 Plan pursuant to the following resolution:

“RESOLVED, that the Company’s 2009 Equity Incentive Option Plan be amended to provide for the issuance of options and shares not to exceed 8,542,000 shares in the form annexed as Attachment A to the Company’s Proxy Statement dated May, 2015.”

Our Board of Directors believes that approval of Proposal No. 4 is in our best interests and the best interests of our stockholders for the reasons stated above. All members of our Board of Directors and all of the Company’s executive officers are eligible to receive awards under our 2009 Plan and thus have a personal interest in the approval of Proposal No. 4.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE INCREASE IN AUTHORIZED SHARES UNDER THE 2009 PLAN.

COMPENSATION DISCUSSION & ANALYSIS

We seek to have compensation programs for our named executive officers that are intended to achieve a variety of goals, including, but not limited to:

•

attracting and retaining talented and experienced executives in the evolving and competitive energy industry;

•

motivating and fairly rewarding executives whose knowledge, skills and performance are critical to our success; and

•

providing fair and competitive total compensation.

The Compensation Committee took office on January 1, 2014.  In determining executive compensation for fiscal year 2015, the Compensation Committee intends to compensate named executive officers and reward them for both Company-wide and individual performance and to attempt to link pay and performance. This policy is intended to assure that our compensation practices are competitive with those in the industry.  However, given the fact that our named executive officers are currently working under employment contracts which generally include performance-based equity compensation, the only flexibility the Compensation Committee has is with new hires or cash bonuses to existing officers for extraordinary performance.  Our chief executive officer, as he did for prior fiscal years, intends to assist the Compensation Committee in determining compensation for the other named executive officers.

Elements of Executive Officer Compensation

Overview.  Total compensation paid to our executive officers is divided among three principal components. Base salary is fixed under employment contracts and does not vary based on our financial and other performance. Other components, such as cash bonuses and stock options, are variable and dependent upon both the Company’s performance and individual contribution.  Judgments about these elements will be made by the Compensation Committee after a review of relevant factors.  The value of the stock options and warrants is dependent upon our future stock price and, accordingly, is intended to reward the named executive officers for favorable Company-wide performance.

Our Compensation Committee will review total compensation particularly with respect to any new hires to ensure that it falls reasonably in line with peer companies and overall market data.  Our goal is to promote pay-for-performance and emphasize the variable elements of overall compensation over fixed base salaries. In this regard, it is our policy to emphasize long-term equity awards over short-term cash bonuses as the long-term awards are intended to align with goals such as total shareholder return.

Base Salary.  We pay our executives a base salary, which we review annually based on existing employment contracts. We believe that a competitive base salary is a necessary element of any compensation program. Base salaries are established, in part, based on the executive’s individual position, responsibility, experience, skills, and historic salary levels with his or her prior business.  We will seek to align base compensation levels comparable to our competitors and other companies similarly situated. We do not view base salaries as primarily serving our objective of paying for performance.  Furthermore, we believe that our salary levels when combined with long-term equity awards should allow us to hire new executive officers when and as required.

Cash Incentive Bonuses.  Consistent with our emphasis on pay-for-performance incentive compensation programs, our executives will be eligible to receive cash incentive bonuses based upon extraordinary performance during the year.

Equity Compensation.  We believe that stock options and warrants are an important long-term incentive for our executive officers and other employees and generally align officer interest with that of our stockholders. They are intended to further our emphasis on pay-for-performance.

The Compensation Committee does not have any formal plan or obligation that requires it to grant equity compensation to any executive officer. The authority to make equity grants to our executive officers rests with our full Board of Directors based upon recommendations made by the Compensation Committee. The Committee will consider the input of our chief executive officer in setting the compensation of our other executive officers, including in the determination of appropriate levels of equity grants.

Regulatory Considerations

We account for the equity compensation expense for our employees under the rules of FASB Accounting Standard Codification 718, “Compensation - Stock Compensation,” or ASC 718.

COMPENSATION COMMITTEE REPORT

ON EXECUTIVE COMPENSATION

The Compensation Committee reviewed and discussed the foregoing Compensation Discussion and Analysis with management. Based on this review and these discussions, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this report.

Submitted by Blue Earth, Inc. Compensation Committee:

James A. Kelly, Chairman

Alan Krusi

Michael W. Allman

Notwithstanding anything to the contrary set forth in any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate by reference this Annual Report, in whole or in part, the following Performance Graph shall not be incorporated by reference into any such filings.

Performance Graph

COMPARISON OF YEAR COMULATIVE TOTAL RETURN

Among Blue Earth Inc., the NASDAQ Composite Index

and Peer Group

Blue Earth Inc.
NASDAQ Composite Index
Peer Group
$250
$200
$150
$100
$50
$0
10/29/2010
12/31/2010
12/30/2011
12/31/2012
12/31/2013
12/31/2014
ASSUMES $100 INVESTED ON OCT 29, 2010
ASSUMES DIVIDEND REINVESTED

				Cumulative Total Return
		10/29/2010	12/31/10	12/31/11	12/31/12	12/31/13	12/31/14

Blue Earth, Inc.	Return % Cum $	$100.00	-$20.00 $80.00	-$35.00 $52.00	-$7.69 48.00	$126.67 $108.80	-$60.29 $43.20
NASDAQ Composite	Return % Cum $	$100.00	$6.05 $106.05	$-0.83 $105.18	$17.45 $123.53	$40.12 $173.09	$14.75 $198.61
Peer Group	Return % Cum $	$100.00	$-6.92 $93.08	-$40.72 $55.18	-$17.95 $45.27	$14.40 $51.79	-$20.22 $41.32

EXECUTIVE COMPENSATION

The table below sets forth, for the last three fiscal years, the compensation earned by (i) each individual who served as our principal executive officer or principal financial officer, and (ii) our most highly compensated executive officers, other than those listed in clause (i) above, who was serving as executive officers at the end of the last fiscal year (together, the “Named Executive Officers”). No other executive officer had annual compensation in excess of $100,000 during the last fiscal year.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option/ Warrant Awards ($)(7)	All Other Compensation ($)	Total ($)
Dr. Johnny R. Thomas,	2014	$174,000(1)	-	$2,024,721(6)	-	$2,198,721
Chief Executive Officer	2013	$174,000(1)	-	$4,184,437(2)	-	$4,358,437
	2012	$174,000(2)	-	$2,417,022	-	$1,517,336

John C. Francis,	2012	$150,000	-	-	-	$150,000
V.P. Corporate Development

Robert Potts,	2014	$217,628	$25,000 (4)	-	-	$242,628
President and Chief Operating Officer	2013	$77,405 (3)		$2,360,345	-	$2,437,750

Brett Woodard	2014	$ 218,958	$25,000 (4)	-	-	$243,958
Chief Financial Officer	2013	$76,202 (3)		$2,360,345	-	$2,436,547

Donald R. Kendall, Jr.	2014	$110,000 (5)	-	$1,694,634	-	$1,804,634
CEO of Blue Earth Capital, Inc.

(1)

Consists of $ 150,000 cash paid to Dr. Thomas and $2,000 per month, or an aggregate of $24,000, withheld in the payment of the exercise price of 24,000 warrants.

(2)

On September 1, 2010, Johnny R. Thomas was elected Chief Executive Officer of the Company.  Consists of $25,000 cash paid to Dr. Thomas and $2,000 per month, or an aggregate of $8,000, withheld in payment of the exercise price of 8,000 warrants.

(3)

Messrs. Potts and Woodard each commenced employment on May 16, 2013 under employment agreements which pay them $300,000 per year, although they agreed to a reduced salary of $120,000 each for the initial twelve months.

(4)

A bonus of $25,000 for options exercised by Messrs. Potts and Woodard.

(5)

Mr. Kendall commenced employment on January 31, 2014 under a two-year employment agreement pursuant to which he is being compensation at a rate of $120,000 per annum.

(6)

These warrants vested and became non-forfeitable as of December 31, 2014.

(7)

As disclosed in Note 9 to the audited financial statements for the year ended December 31, 2014, The Company estimates the fair value of share-based compensation utilizing the Black-Scholes option pricing model, which is dependent upon several variables such as the expected option term, expected volatility of our stock price over the expected option term, expected risk-free interest rate over the expected option term, expected dividend yield rate over the expected option term, and an estimate of expected forfeiture rates. The Company believes this valuation methodology is appropriate for estimating the fair value of stock options granted to employees and directors which are subject to ASC Topic 718 requirements. These amounts are estimates and thus may not be reflective of actual future results, nor amounts ultimately realized by recipients of these grants. The Company recognizes compensation on a straight-line basis over the requisite service period for each award. The following table summarizes the assumptions the Company utilized to record compensation expense for stock warrants and options granted during the years ended December 31, 2014:

Expected term (years)	10.0
Expected volatility	91.55-100.65%
Weighted-average volatility	91.55-100.65%
Risk-free interest rate	2.07-3.99%
Dividend yield	0%
Expected forfeiture rate	0%

Employment Agreements

There are no material plans, contracts or arrangements pursuant to which any executive officer is a party or in which he participates other than those available to all officers and directors of the Company.

On March 1, 2011, the Board of Directors of the Company amended the employment agreement of Dr. Johnny R. Thomas by resolution of the Board.  The agreement dated September 1, 2010 was amended effective February 1, 2011, to increase his annual salary from $99,000 to $174,000.  In 2011, Johnny R. Thomas was awarded five-year performance warrants to purchase 1,000,000 shares each at an exercise price of $1.25 per share.   In November 2012 the warrant exercise price was reduced to $0.01 per share, the warrants was extended to ten years and the vesting criteria was amended to remove the milestone criteria.

On August 5, 2013, the Board of Directors of the Company approved a three-year extension to Dr. Thomas’s employment agreement through August 31, 2016.  Dr. Thomas’s salary remained at $174,000 per annum.  The Board approved the grant of ten (10)-year warrants to purchase 1,000,000 shares at an exercise price of $.01 per share.  The warrants initially vested one quarter (250,000 shares) upon grant and 62,500 shall vest quarterly on the last day of each calendar quarter until the remaining 750,000 warrants vest on September 30, 2016.  All of Dr. Thomas’s warrants vested and became non-forfeitable as of December 31, 2014.

The Company entered into an Employment Agreement effective May 16, 2013, with Robert Potts.  Under this Agreement, Mr. Potts will serve as Chief Operating Officer of the Company for a five-year period.  The Agreement is automatically renewable for one-year periods on the same terms and conditions unless the Company gives written notice to Mr. Potts at least one-year before May 15, 2018.  Mr. Potts’s base salary is $300,000 per annum, however, he agreed to reduce his first year salary to

$120,000.  Mr. Potts was entitled to a bonus of $180,000 on December 31, 2014, in the event at least four power plant projects reach commercial operations by that date, which did not occur.  In addition, Mr. Potts will be entitled to a cash bonus equal to a percentage of pre-tax net profits of the Blue Earth CHP division above those forecasted at the time Mr. Potts’ employment commenced.  Mr. Potts will forfeit 25% per year (up to 75% in total) of the 3,070,000 shares of the Company’s Common Stock which he received upon the acquisition of IPS, subject to vesting as 7 initial power plants are turned on, if he terminates the Agreement without good reason on at least two months prior notice.  Mr. Potts also received warrants to purchase 1,200,000 shares exercisable at $1.18 per share for ten years.  If the Agreement is terminated by Mr. Potts for good reason he will be entitled to an amount equal to his annual base salary for one year, any earned but unpaid bonus and any deferred compensation.  The Agreement is also terminable by the Company for cause.  The Agreement provides for a one-year restricted period following termination of employment, from engaging in a competitive business, or for soliciting employees from and terminating their employment with the Company or hiring any person previously employed by the Company within 90 days of such hiring.

The Company entered into an employment agreement effective May 16, 2013, with Brett Woodard to be the Chief Financial Officer of the Company. It is a five-year agreement with substantially the same terms as Mr. Potts' agreement.

On January 31, 2014, the Company entered into a two-year employment agreement with Donald R. Kendall, Jr. which shall be automatically extended for one-year periods unless terminated by either party on at least thirty (30) days’ prior written notice.  There is no specific time requirement under the contract. Mr. Kendall is being compensated at the rate of $120,000 per annum.  He received an aggregate of 1,300,000 stock options under his employment contract exercisable at $2.00, the fair market value of the Company’s common stock, when the purchase price was agreed to on December 4, 2013.  The Company agreed to negotiate in good faith success fees for transactions he introduces or for which Kendall is actively involved.  Mr. Kendall is entitled to a year’s severance pay, plus earned bonuses if his contract is terminated by him for good reason or if he is terminated without cause.  Kendall is subject to a non-compete and non-solicitation for the longer of the period he is employed by the Company or for two years from the execution of his agreement.

Simultaneously with entering into Mr. Kendall’s employment, the Company purchased 100% of the equity interests in Kenmont Solutions Capital GP, LLC (“Kenmont”), the Company owned by Donald Kendall.  The Company issued 25,000 shares of its restricted common stock pursuant to an Equity Exchange Agreement.  The Company simultaneously entered into a Sale of Goodwill Agreement to purchase Kendall’s personal goodwill.  The purchase price for Kendall’s goodwill was 1,725,000 shares of restricted common stock of the Company and options to purchase 200,000 shares of common stock at an exercise price of $2.00 per share.  The above-described 1,750,000 restricted shares of the Company’s common stock are subject to an eighteen (18)-month lock-up period and for a leak-out provision for the following twelve (12)-month period ending thirty (30) months from January 31, 2014.

Consulting Agreements

In connection with the Company’s acquisition of IPS Engineering, Inc. it entered into substantially similar Independent Contractor and Service Agreements with Broadway Family Group LLC (“Broadway”) and Green Planet Investment Consultants, LLC, affiliates of IPS Engineering, Inc. on June 3, 2013, and July 1, 2013, respectively.  The agreements were originally for three years to provide consulting services to the Company.  The consultants each received warrants to purchase 1,200,000 shares exercisable at $1.18 per share for ten years.  The Warrants vest when the various power plants commence production and produce revenues.  The consultants are subject to non-solicitation and non-compete provisions during their consulting and for a one-year period thereafter.

On March 27, 2015, the Company entered into a settlement agreement with Broadway to settle all litigation claims.  The Consulting Agreement with Broadway has been cancelled by the Company and Broadway give up any claim to the 1,200,000 warrants.

The Company entered into an Independent Consulting Agreement effective as of November 15, 2011 with Remanco Inc., an entity controlled by David Lies, a principal shareholder of the Company.  On October 12, 2013, the Agreement was extended until November 14, 2014 when it expired.  Mr. Lies was granted warrants to purchase 100,000 shares of Common Stock at $.01 per share for five years.   See “Certain Relationships and Related Transactions and Director Independence” below for information concerning various warrants issued to Members of Management.

Effective February 17, 2014, D. Jason Davis and Joseph Patalano entered into a consulting agreement with Blue Earth and ceased to serve as officers and directors or employees of Xnergy on that date.  They will focus their business time on project development, rather than construction of projects.  They will be paid a success fee on projects they develop.  Mr. Davis was paid $50,000 against future compensation that may be due to him, and Mr. Patalano was awarded 35,000 shares of common stock as a consultant fee.  Messrs. Davis and Patalano will be paid for projects they source and develop, a success fee of 8% of gross profits if no developer is involved, and 4% if a developer is involved, and for certain projects which the consultants develop they will be paid a developer fee mutually agreed to based on the economics of the project.

Equity Incentive Plan

On October 30, 2009, our board of directors and stockholders adopted the 2009 Equity Incentive Plan. The purpose of the 2009 Equity Incentive Plan is to provide an incentive to attract and retain directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage a sense of proprietorship, and to stimulate an active interest of these persons in our development and financial success. Under the 2009 Equity Incentive Plan, we are authorized to issue up to 4,542,000 shares of Common Stock, including incentive stock options intended to qualify under Section 422 of the Internal Revenue Code of 1986, as amended, non-qualified stock options, stock appreciation rights, performance shares, restricted stock and long term incentive awards. The 2009 Equity Incentive Plan is administered by a committee of the board of directors. On the closing  date of the 2009 Merger, certain of our executive officers, directors and other persons were granted options to purchase common stock exercisable at prices ranging from $0.90 to $1.00 per share.

On January 31, 2014, the Company granted Donald R. Kendall, Jr. incentive stock options under the 2009 Equity Incentive Plan to purchase 100,000 shares of Common Stock at $2.00 per share, the price on December 4, 2013 when the purchase price for his company was agreed upon and non-qualified stock options to purchase 1,400,000 shares of Common Stock at $2.00 per share.  The incentive stock options vested 50,000 shares on February 28, 2014 and 50,000 shares vested on February 28, 2015.  The non-qualified stock options vested 200,000 immediately and 1,200,000 at the end of eight (8) three-month periods in 150,000 share increments commencing upon the third month anniversary date of the date of grant.

As of March 25, 2014, the Company granted Ruben R. Fontes options to purchase an aggregate of 150,000 shares of common stock at $3.00 per share which vest over a three-year period.

As a result of the foregoing issuances, cancellations and exercises, as of December 31, 2014 there were options to purchase an aggregate of 1,370,128 shares of Common Stock remaining under the 2009 Equity Incentive Plan for future issuance.

Grant of Plan-Based Awards

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards
Name (a)	Grant Date (b)	Threshold ($) (c)	Target ($) (d)	Maximum ($) (e)	Threshold (#) (f)	Target (#) (g)	Maximum (#) (h)	All Other Stock Awards: Number of Shares of Stock or Units (#) (i)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/Sh) (k)	Grant Date Fair Value of Stock and Option Awards (l)
Johnny R. Thomas (CEO)	1-1-2014	-	-	-	-	-	-	-	1,000,000 (1)	$2,024,721
Donald R. Kendall (CEO of Blue Earth Capital, Inc.)	1-31-2014	-	-	-	-	-	-	-	1,500,000(2)	$1,694,634

(1)

These warrants were authorized by the Board of Directors in December 2013 and expensed, in part, ($4,184,437) in 2013 and made effective as of January 1, 2014 and an additional $2,024,721 was expensed in 2014.

(2)

These options were granted on July 31, 2014 upon Don Kendall being elected Chief Executive Officer of Blue Earth Capital Inc.

Outstanding Equity Awards at Fiscal Year-End

Other than as set forth below, there were no outstanding unexercised options, unvested stock, and/or equity incentive plan awards issued to our named executive officers as of December 31, 2014.

			Option Award			Stock Award
Name	Number of Securities Underlying Unexercised Warrants/ Options Exercisable	Number of Securities Underlying Unexercised Warrants/ Options Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Warrants	Warrant Exercise Price ($)	Warrant Expiration Date	Number of Shares or Units of Stock That Have Not Vested #	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Johnny R. Thomas	1,000,000(2)	0 (2)	-0-	$.01	March 1, 2021	-0-	-0-	-0-	-0-

Robert Potts	-0-	1,200,000	-0-	$1.18	May 16, 2023	-0-	-0-	-0-	-0-

Brett Woodard	-0-	1,200,000	-0-	$1.18	May 16, 2023	-0-	-0-	-0-	-0-

Donald Kendall	700,000	800,000	-0-	$2.00	Jan. 30, 2024	800,000	-0-	800,000	(3)

(1)

The Closing Price of the Company’s Common Stock on December 31, 2014 was $1.02 per share.

(2)

On August 5, 2013, Johnny R. Thomas was issued 1,000,000 warrants which had not fully vested in connection with the extension of his employment contract, however vested fully as a result of the Board of Directors acceleration of the vesting schedule effective December 31, 2014.

(3)

The exercise price of the unexercised options was greater than the closing market price on December 31, 2014.

Expected term (years)	5.0 - 10.0
Expected volatility	101.49-103.25%
Weighted-average volatility	101.49-103.25%
Risk-free interest rate	3.64-3.99%
Dividend yield	0%
Expected forfeiture rate	0%

Director Compensation

Effective January 1, 2014, the Board of Directors elected Governor Bill Richardson, James A. Kelly and Michael W. Allman, as independent directors and Alan Krusi on August 25, 2014.  The Company also elected Robert Potts, Chief Operating Officer of the Company, to the Board of Directors effective January 1, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Michael Allman		$126,500 (1)(3)					$126,500
William Richardson		$126,500 (1)(3)					$126,500
James Kelly		$126,500(1)(3)					$126,500
Alan Krusi		$14,875 (2)(3)					$14,875

(1)

Michael Allman, James Kelly and Governor Bill Richardson were each granted 100,000 restricted shares upon their election to the Board of Directors, which vested one-half on January 1, 2015, and are included in the above table and will vest one-half on January 1, 2016.

(2)

Alan Krusi was granted 100,000 restricted shares upon his election to the Board, which vest at the rate of 12,500 shares for each three months of service.

(3)

Each of Messrs. Allman, Kelly, Richardson, Krusi, as well as Laird Cagan, Chairman of the Board, and considered by the Company to be an independent director, were authorized to receive, subject to shareholder approval, as set forth in Proposal 3: (i) 50,000 restricted shares on December 22, 2014, which vest on January 1, 2016, for all but Alan Krusi, whose shares will vest at the rate of 12,500 shares for each three months of service, provided they are still members of the Board, and (ii) 100,000 restricted shares, which will vest on January 1, 2017, for all but Alan Krusi, whose shares will vest at the rate of 12,500 shares for each three months of service, provided they are still members of the Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following table sets forth certain information as of May 6, 2015, regarding the beneficial ownership of our common stock, by (i) each person or entity who, to our knowledge, owns more than 5% of our common stock; (ii) our executive officers named in the Summary Compensation Table above; (iii) each director; and, (iv) all of our executive officers and directors as a group. Unless otherwise indicated in the footnotes to the following table, each person named in the table has sole voting and investment power and that person’s address is c/o Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, NV 89052.   Shares of common stock subject to options, warrants, or other rights currently exercisable or exercisable within 60 days of the date of this Annual Report, are deemed to be beneficially owned and outstanding for computing the share ownership and percentage of the stockholder holding the options, warrants or other rights, but are not deemed outstanding for computing the percentage of any other stockholder.

Name of Beneficial Owner	Number of Shares Beneficially Owned	Percentage Beneficially Owned(1)

Executive Officers and Directors:
Johnny R. Thomas	1,229,000(2)	1.3%
Laird Q. Cagan	4,405,000(3)	4.5%
Brett Woodard	4,270,000(4)	4.5%
Robert Potts	4,270,000(4)(5)	4.5%
Donald R. Kendall, Jr.	3,497,167(6)	3.7%
William (Bill) Richardson	250,000(7)	*
James A. Kelly	250,000(7)	*
Michael W. Allman	250,000(7)	*
Alan Krusi	250,000(8)	*

All executive officers and directors as a group nine (9) persons)	18,671,167(2)(3)(4)	18.2%

5% Owners
Jackson Investment Group, LLC 2655 Northwinds Parkway Alpharetta, Georgia 30089 (9)	29,037,934(10)	27.0%

David Lies 1701 E. Lake Avenue, Suite 260 Glenview, IL 60025	8,804,128(11)	7.8%

(1)  Based on 93,836,058 shares of our common stock outstanding on May 6, 2015.  Does not include shares of our common stock issuable upon exercise of outstanding options, warrants and warrants issuable upon grant and full exercise of Series C Warrants or conversion of Preferred Stock.

(2)  Represents shares issuable upon exercise of management warrants assigned by Johnny R. Thomas to JRT Trust for which he claims beneficial ownership. Does not include any other warrants or shares issued under warrants issued pursuant to his employment agreement, as amended, and assigned to affiliates for estate planning purposes over which shares he does not have the power to vote or dispose of the shares and accordingly disclaims beneficial ownership. See “Executive Compensation” above.

(3)  Includes (a) 500,000 shares beneficially owned by Cagan Capital LLC, a company that Mr. Cagan beneficially owns; (b) 100,000 shares beneficially owned by Mr. Cagan’s minor children; (c) 260,000 shares received by Mr. Cagan as a director, including 150,000 shares subject to shareholder approval under Proposal 3 above, (d) 437,500 warrants issued to Mr. Cagan that are exercisable at $0.01 per share; (e) 940,000 warrants exercisable at $0.01 per share issued as of April 17, 2013, in consideration of his serving as an emergency financing source; (f) 955,000 warrants issued under a consulting agreement in November 2012 at an exercise price of $.01 per share; (g) 212,500  warrants exercisable at $0.01 per share issued as compensation for a $650,000 loan to the Company, and (h) 1,000,000 warrants exercisable at $0.01 per share issued as of January 1, 2014 for services rendered as set forth under “Certain Relationships and Related Transactions and Director Independence” below.

(4)  Consists of 3,070,000 shares issued in exchange for shares owned in IPS Engineering, Inc. and also includes 1,200,000 shares issuable upon the exercise of the warrants issued pursuant to employment and consulting agreements dated May 16, 2013, at an exercise price of $1.18 per share and shall vest in accordance with the terms thereof.

(5)  The 3,070,000 shares described in Note (5) above were acquired by Robert Potts and assigned to Apiary Investment LLC, an entity of which the reporting person is a principal and beneficially owns.

(6)  Includes an aggregate of 1,200,000 shares of common stock issuable upon exercise of options, which are currently exercisable, as well as 300,000 shares which become fully vested by January 31, 2016.

(7)  Consists of 100,000 restricted shares issued upon election to the Board of Directors which vest one-half on January 1, 2015 and one-half on January 1, 2016 and 50,000 restricted shares authorized on December 22, 2014, subject to shareholder approval, which vest on January 1, 2016, provided each person is still a member of the Board, and (ii) 100,000 restricted shares, subject to shareholder approval, which vest on January 1, 2017, provided each person is still a member of the Board.

(8)  Consists of 100,000 restricted shares issued upon election to the Board of Directors, which vest one-half on August 25, 2015 and one-half on August 25, 2016 and 50,000 restricted shares granted on December 22, 2014, subject to shareholder approval, which vest on August 26, 2016, provided he is still a member of the Board, and (ii) 100,000 restricted shares, subject to shareholder approval, which will vest on August 26, 2017, provided he is still a member of the Board of Directors.

(9)  Richard L. Jackson, the sole manager and controlling owner of Jackson Investment Group LLC, has voting and dispositive power over these securities.

(10)  Includes (i) 9,803,922 shares issuable upon conversion of a six-month $10,000,000 12% Senior Secured Convertible Note due September 10, 2015 (the “Note”) and 588,236 shares issuable upon payment of interest on the Note in lieu of cash, all convertible at $1.02 per share and solely to the extent the Note is not converted prior to maturity, Jackson has the option to purchase up to 9,803,922 shares at $1.02 per share for six (6) months commencing upon repayment of the Note, (ii) 2,000,000 shares issuable upon exercise of a Warrant which expires on March 10, 2020 at $1.02 per share, (iii) 13,290,776 shares issued and outstanding; (iv) 1,677,500 shares of common stock issuable upon exercise of Class B Warrants at $6.00 per Warrant each to purchase one share of common stock and one Class C Warrant exercisable at $12.00, to purchase an aggregate of 1,677,500 shares of common stock  for three years following issuance of the last Class C Warrant.

(11)  Includes 17,038 shares held by an IRA account which Mr. Lies controls and 8,787,090 shares held by Mr. Lies directly.  Does not include 1,778,760 shares issuable upon exercise of Class B warrants, which Mr. Lies and the Company have entered into a Blocking Amendment to such warrants.  Mr. Lies does not have the power to vote and dispose of shares under the Blocking Amendment.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS, AND DIRECTOR INDEPENDENCE

Except as set forth below, during the past three years, there have been no transactions, whether directly or indirectly, between the Company and any of its officers, directors and 5% or greater shareholders, or their family members.

Employment Agreements/Warrants

On January 31, 2014, upon the Company’s acquisition of Kenmont Solutions Capital GP, LLC, the Company entered into an employment agreement with Donald R. Kendall, Jr. as Chief Executive Officer of Blue Earth Capital, Inc.  See “Executive Compensation - Employment Agreements.”

Warrants

See “Executive Compensation” for information concerning warrants issued in 2014 to the Named Executive Officers and warrants and/or restricted shares issued to the Directors of the Company in fiscal year 2014.

In addition, please see description of a consulting agreement entered into with D. Jason Davis, a former officer and director of Xnergy and a principal stockholder of the Company.  See “Executive Compensation - Consulting Agreements.”

CORPORATE GOVERNANCE DIRECTOR AND COMMITTEE INFORMATION

There has been no material change to the Company’s procedures by which security holder may recommend nominees to the Board of Directors.

Composition of the Board of Directors. Since the adoption of the Sarbanes-Oxley Act in July 2002, there has been a growing public and regulatory focus on the independence of directors.  Additional requirements relating to independence are imposed by the Sarbanes-Oxley Act with respect to members of the Audit Committee.  The Board has established procedures consistent with the Sarbanes-Oxley Act of 2002, the Securities and Exchange Commission, and The NASDAQ Stock Market.  During the year ended December 31, 2014, the Board of Directors held 9 in-person and telephonic meetings and approved all other matters by unanimous written consent.  All members of the Board attended at least 75% of the Board meetings except Governor William Richardson, who attended 4 of 9 meetings.

Board Committees

The Board has three standing committees:  the Compensation Committee, the Audit Committee and the Nominating and Corporate Governance committee.  The Board has appointed only independent directors to such committees.  The members of each committee are appointed by the Board and serve only one-year terms.  Committees regularly reported on their activities and actions to the full Board of Directors.  Each committee has a written charter adopted by the Board of Directors under which it operates.

Committees of the Board of Directors

In June 2013, the Board of Directors adopted charters relative to its audit committee, compensation committee and nominating committee.  However, until January 1, 2014, the entire Board determined all matters and no Committees had been formed.

Audit Committee Charter.  The Audit Committee performs its duties under a written charter approved by the Board of Directors. The Audit Committee charter was filed as Appendix C to the Company’s definitive proxy statement for the Annual Stockholders’ Meeting for the fiscal year ended December 31, 2013.

Independence of Audit Committee Members.  All members of the Audit Committee of the Board of Directors have been determined to be “independent directors” pursuant to the definition contained in Rule 5605(a)(2) of the NASDAQ Listing Rules and under the Rule 10A-3 under the Securities Exchange Act of 1934, as amended.

Compensation Committee Charter.  The Board of Directors has adopted a Compensation Committee charter to govern its Compensation Committee. The Compensation Committee charter was filed as Appendix D to the Company’s definitive proxy statement for the Annual Stockholders’ Meeting for the fiscal year ended December 31, 2013.

Governance Committee Charter.  In June 2013, the Board adopted the Nominating and Corporate Governance Committee Charter, a copy of which was filed as Appendix E to the Company’s definitive proxy statement for the Annual Stockholders’ Meeting for the fiscal year ended December 31, 2013.

Audit Committee

The audit committee’s duties are to recommend to our board of directors the engagement of independent auditors to audit our financial statements and to review our accounting and auditing principles. The audit committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by independent public accountants, including their recommendations to improve the system of accounting and internal controls. The audit committee oversees the independent auditors, including their independence and objectivity. However, the committee members are not acting as professional accountants or auditors, and their functions are not intended to duplicate or substitute for the activities of management and the independent auditors. The audit committee is empowered to retain independent legal counsel and other advisors as it deems necessary or appropriate to assist the audit committee in fulfilling its responsibilities, and to approve the fees and other retention terms of the advisors. Our audit committee members possess an understanding of financial statements and generally accepted accounting principles. Michael W. Allman serves as Chairman of the Audit Committee, which also consists of James A. Kelly and Alan Krusi.

Audit Committee Financial Expert.  The Board of Directors has determined that Michael W. Allman is an “audit committee financial expert” as such term is defined by the SEC. As noted above, Mr. Allman, as well as the other members of the Audit Committee, have been determined to be “independent” within the meaning of SEC and exchange regulations.

Independent Directors

The Company’s Board of Directors has elected Michael W. Allman, James A. Kelly, Governor Bill Richardson and Alan Krusi to its Board of Directors.   Each serves as an independent director as that term is defined by listing standards of the national securities exchanges and SEC rules, including the rules relating to the independence standards of an audit committee and the non-employee director definition of Rule 16b-3 of the Exchange Act, for a two-year term which commenced on January 1, 2014 and August 25, 2014 in the case of Mr. Krusi.  Each of these four persons will serve as an independent director and where noted on the respective committees listed below.  We also believe Laird Cagan is an “independent director,” as that term is defined above.

We believe that our Board of Directors should be composed of individuals with sophistication and experience in many substantive areas that impact our business.  We believe that experience, qualifications, or skills in the following areas are most important:  experience in the energy industry; regulatory; accounting and finance; capital markets; strategic planning; business development practices; and board practices of other corporations.  These areas are in addition to the personal qualifications described above for each director.  We believe that all of our current Board members possess the professional and personal qualifications necessary for Board service, and have highlighted particularly noteworthy attributes for each Board member in the individual biographies above.

Our combined heat and power and solar projects, generate electricity at the customer’s site, as such, they interface with the traditional electric grid. Mr. Allman and Mr. Kelly have managed large electric grids for many years; therefore their grid experiences are directly applicable to our core business. In addition, public utilities, such as those they managed for many years oversee multi-billion dollar rebate programs for energy efficiency. These experiences are directly relevant to our energy efficiency business. As part of the administration of the large rebate programs, the public utilities that they managed are early reviewers and evaluators of new technology.  Mr. Krusi has extensive experience within the engineering, consulting and construction industries in the area of combined heat and power programs.  Therefore, we believe each director provides exceptional inputs to the Company when evaluating technology acquisitions and for marketing of our existing technology. Federal and State governments have many policies and programs that directly influence our business model in all areas, alternative energy, energy efficiency and technology. Governor Richardson provides valuable insight and access to the political process and political decision making leaders.

Compensation Committee

The compensation committee has certain duties and powers as described in its charter, including but not limited to periodically reviewing and approving our salary and benefits policies, compensation of our executive officers, administering our stock option plans, and recommending and approving grants of stock options under those plans. James A. Kelly serves as Chairman of the Compensation Committee, which also consists of Michael W. Allman and Alan Krusi.

Nominating Committee

The nominating and corporate governance committee considers and makes recommendations on matters related to the practices, policies and procedures of the board of directors and takes a leadership role in shaping our corporate governance. As part of its duties, the nominating and corporate governance committee assesses the size, structure and composition of the board of directors and its committees, coordinates evaluation of board performance and reviews board compensation. The nominating and corporate governance committee also acts as a screening and nominating committee for candidates considered for election to the board of directors.  James A. Kelly serves as Chairman of the Nominating and Corporate Governance Committees, which also consists of Michael W. Allman and Alan Krusi.

Compensation Committee Interlocks and Insider Participation

None of our directors or executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of our board of directors.

Director or Officer Involvement in Certain Legal Proceedings

Our directors and executive officers were not involved in any legal proceedings as described in Item 401(f) of Regulation S-K in the past ten years.

Directors’ and Officers’ Liability Insurance

We have directors’ and officers’ liability insurance insuring our directors and officers against liability for acts or omissions in their capacities as directors or officers, subject to certain exclusions. Such insurance also insures us against losses which we may incur in indemnifying our officers and directors. In addition, we have entered into indemnification agreements with key officers and directors and such persons shall also have indemnification rights under applicable laws, and our certificate of incorporation and bylaws.

Board Leadership Structure and Role in Risk Oversight

Although we have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined, we have determined that it is in the best interests of the Company and its shareholders to keep these roles separate.

Our Audit Committee is primarily responsible for overseeing our risk management processes on behalf of our board of directors. The Audit Committee receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our company’s assessment of risks. In addition, the Audit Committee reports regularly to the full Board of Directors, which also considers our risk profile. The Audit Committee and the full Board of Directors focus on the most significant risks facing our company and our company’s general risk management strategy, and also ensure that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our company’s risk management, management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our company and that our Board leadership structure supports this approach.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors, named executive officers and persons holding more than 10% of a registered class of the equity securities of the Company to file with the SEC and to provide us with initial reports of ownership, reports of changes in ownership and annual reports of ownership of Common Stock and other equity securities of the Company. Based solely on a review of the reports furnished to us, or written representations from reporting persons that all reportable transaction were reported, we believe that during the fiscal year ended December 31, 2014, our officers, directors and greater than ten percent owners timely filed all reports they were required to file under Section 16(a).

Code of Ethics

We have adopted a written code of ethics that applies to our directors, officers and employees, including principals executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  Our Code of Ethics was attached as Exhibit E to the Company’s Definitive Proxy Statement for the annual meeting of Stockholders for the fiscal year ended December 31, 2013 and is also available without charge upon written request directed to Blue Earth, Inc., Attention: Secretary, 2298 Horizon Ridge Parkway, Suite 205 Henderson, Nevada 89052.

Auditors’ Fees

In its review of non-audit services and its appointment of the independent registered public accounting firms, the Audit Committee considered whether the provision of such services is compatible with maintaining independence.  All of the services provided and fees charged by the independent registered public accounting firms were approved by the Audit Committee.

The following table shows the fees for the fiscal years ended December 31, 3014, 2013 and 2012.

	Fiscal 2014 HJ & Associates, LLC	Fiscal 2013 HJ and Associates, LLC	Fiscal 2012 HJ and Associates, LLC
Audit Fees (1)	$125,200	$131,400	$55,000
Audit Related Fees(2)	$27,800	$22,100	$0
Tax Fees	$0	$0	$0
All Other Fees (3)	$0	$56,200	$0
Total	$153,000	$209,700	$55,000

(1)  Audit fees - these fees relate to the audit of our annual financial statements and the review of our interim quarterly financial statements.

(2)  Audit related fees - these fees relate primarily to the auditors’ review of our registration statements and audit related consulting.

(3)  All other fees - these fees relate to $40,000 for the re-audit of the Company’s financial statements for the year ended December 31, 2011 and $16,200 related to acquisition audit fees.

AUDIT COMMITTEE REPORT

The following report is being furnished with the Proxy Statement and is not deemed to be “soliciting material” or to be “filed” with the SEC or subject to the SEC’s proxy rules or to the liabilities of Section 18 of the Exchange Act and the report shall not be deemed to be incorporated by reference into any prior to subsequent filing by the Company under the Securities Act of 1933 or the Exchange Act.

The Audit Committee evidenced its completion of and compliance with the duties and responsibilities set forth in the adopted Audit Committee Charter through a formal written report dated and executed as of February 28, 2014.  A copy of that report is set forth below.

The Board of Directors

Blue Earth, Inc.

Fellow Directors:

The primary purpose of the Audit Committee is to assist the Board of Directors in its general oversight of the Corporation’s financial reporting process. The Audit Committee conducted its oversight activities for Blue Earth, Inc. and subsidiaries (the “Company”) in accordance with the duties and responsibilities outlined in the audit committee charter. The Audit Committee annually reviews the NASDAQ standard of independence for audit committees and its most recent review determined that the committee meets that standard.

The Company’s management is responsible for the preparation, consistency, integrity and fair presentation of the financial statements, accounting and financial reporting principles, systems of internal control, and procedures designed to ensure compliance with accounting standards, applicable laws, and regulations. The Corporation’s independent auditors, HJ & Associates LLC, are responsible for performing an independent audit of the financial statements and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the Unites States of America.

The Audit Committee was formed effective January 1, 2014 with the addition of two new independent directors in addition to Laird Cagan.  With the assistance and support of the Chief Financial Officer of the Company, the Audit Committee fulfilled its objectives, duties and responsibilities as stipulated in the audit committee charter concerning the audit of the Company’s financial statements during 2014.  They have provided adequate and appropriate independent oversight and monitoring of the Company’s systems of internal control in connection with the audit.

These activities included, but were not limited to, the following significant accomplishments:

•

Conducted the required communications with the Company’s external auditors as contemplated by Accounting Standard No. 16, Communications with Audit Committee;

•

Reviewed and discussed the audited financial statements with management; and

•

Received written disclosures and letter from the external auditors required by Independence Standards Board Standard No. 1, and discussed with the auditors their independence.

In reliance on the Committee’s review and discussions of the matters referred to above, the Audit Committee recommends the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, for filing with the Securities and Exchange Commission.

Respectfully submitted,

Blue Earth, Inc. Audit Committee

Michael W. Allman, Chairman, James A. Kelly and Alan P. Krusi

DELIVERY OF PROXY MATERIALS TO HOUSEHOLDS

The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. The Company and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or the Company that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account or the Company if you hold registered shares.

As described above in accordance with applicable law, only one copy of this proxy statement and annual report is being delivered to stockholders residing at the same address, including, but not limited to, any intermediary of any stockholder, unless such stockholders have notified the Company of their desire to receive multiple copies of this proxy statement or the Company's annual report.   The Company will also ask banks, brokers and nominees and fiduciaries to confirm within twenty (20) days of the record date to forward the proxy materials to their principals and to obtain authority to execute proxies or provide in writing to the Company notice to send the proxy materials directly to the stockholder.   The Company has identified the applicable accounts for any corresponding stockholder according to the applicable records provided by the intermediary for such stockholder.

The Company will promptly deliver, upon oral or written request, a separate copy of this proxy statement and/or the Company's annual report to any stockholder residing at an address to which only one copy of either such document was mailed. Requests for additional copies should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholders who share an address, including any intermediary acting on behalf of multiple stockholders, can request the delivery of separate copies of future proxy statements or the Company's annual report upon written request, which should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholders who share an address, including any intermediary acting on behalf of multiple stockholders, can request the delivery of a single copy of this proxy statement or a single copy of the Company's annual report upon written request. Such request should be directed to the Company’s Secretary, at the Company’s corporate offices at Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, or by telephone at (702) 263-1808.

Stockholder Communications

The Board welcomes communications from stockholders, which may be sent to the entire Board at the principal business address of the Company, Blue Earth, Inc. 2298 Horizon Ridge Parkway, Suite 205, Henderson, Nevada 89052, Attn: Corporate Secretary.  Security holder communications are initially screened to determine whether they will be relayed to Board members. Once the decision has been made to relay such communications to Board members, the Secretary will release the communication to the Board on the next business day. Communications that are clearly of a marketing nature, or which are unduly hostile, threatening, illegal or similarly inappropriate will be discarded and, if warranted, subject to appropriate legal action.

Recognizing that director attendance at the Company’s annual meetings of stockholders can provide stockholders with an opportunity to communicate with members of the Board of Directors, it is the policy of the Board of Directors to encourage, but not require, the members of the Board to attend such meetings.

AVAILABILITY OF PROXY MATERIALS

The Notice of Annual Meeting and Proxy Statement are available at www.ir.stockpr.com/blueearthinc/proxy-materials.  Instead of receiving future copies of our Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K by mail, shareowners of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents.  Opting to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy-voting site.

Incorporation of Information by Reference

The following information relevant to Proposals 2, 3 and 4 is incorporated herein by reference from: (A) our Annual Report on Form 10-K for the year ended December 31, 2014, as amended:

•

Item 7.  Management’s Discussion and Analysis of Financial Condition and Results of Operations;

•

Item 8.  Financial Statements and Supplementary Data; and

•

Item 9.  Changes in and Disagreements with Accountants on Accounting and Financial Disclosure; and

(B) our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2015:

•

Part I, Item 1

Financial Statements; and

•

Part 1, Item 2

Management’s Discussion and Analysis of Financial Conditions and Results of Operations.

We also incorporate by reference the information contained in all other documents we file with the SEC after the date of this proxy statement and prior to the Annual Meeting.  The information contained in any of these documents will be considered part of this proxy statement from the date these documents are filed.

OTHER MATTERS

The Board of Directors is not aware of any other matter other than those set forth in this proxy statement that will be presented for action at the meeting.  If other matters properly come before the meeting, the persons named as proxies intend to vote the shares they represent in accordance with their best judgment in the interest of the Company.

ATTACHMENT A

AMENDED AND RESTATED

BLUE EARTH, INC.

2009 EQUITY INCENTIVE PLAN

PREAMBLE

Effective June 19, 2015, the 2009 Equity Incentive Plan was amended and restated solely in order to increase the shares of common stock reserved under the 2009 Equity Incentive Plan from 4,542,000 to 8,542,000 following the approval by a majority vote of the stockholders present at the Blue Earth, Inc. Annual Meeting of Stockholders held on July 17, 2015.

1. Purpose of the Plan.

This Amended and Restated 2009 Equity Incentive Plan (the “Plan”), is intended as an incentive, to retain in the employ of and as directors, officers, consultants, advisors and employees to Blue Earth, Inc., a Nevada corporation (the “Company”), and any Subsidiary of the Company, within the meaning of Section 424(f) of the United States Internal Revenue Code of 1986, as amended (the “Code”), persons of training, experience and ability, to attract new directors, officers, consultants, advisors and employees whose services are considered valuable, to encourage the sense of proprietorship and to stimulate the active interest of such persons in the development and financial success of the Company and its Subsidiaries.

It is further intended that certain options granted pursuant to the Plan shall constitute incentive stock options within the meaning of Section 422 of the Code (the “Incentive Options”) while certain other options granted pursuant to the Plan shall be nonqualified stock options (the “Nonqualified Options”). Incentive Options and Nonqualified Options are hereinafter referred to collectively as “Options.”

The Company intends that the Plan meet the requirements of Rule 16b-3 (“Rule 16b-3”) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and that transactions of the type specified in subparagraphs (c) to (f) inclusive of Rule 16b-3 by officers and directors of the Company pursuant to the Plan will be exempt from the operation of Section 16(b) of the Exchange Act. Further, the Plan is intended to satisfy the performance-based compensation exception to the limitation on the Company’s tax deductions imposed by Section 162(m) of the Code with respect to those Options for which qualification for such exception is intended. In all cases, the terms, provisions, conditions and limitations of the Plan shall be construed and interpreted consistent with the Company’s intent as stated in this Section 1.

2. Administration of the Plan.

The Board of Directors of the Company (the “Board”) shall appoint and maintain as administrator of the Plan a Committee (the “Committee”) consisting of two or more directors who are (i) “Independent Directors” (as such term is defined under the rules of the NASDAQ Stock Market), (ii) “Non-Employee Directors” (as such term is defined in Rule 16b-3) and (iii) “Outside Directors” (as such term is defined in Section 162(m) of the Code), which shall serve at the pleasure of the Board. The Committee, subject to Sections 3, 5 and 6 hereof, shall have full power and authority to designate recipients of Options and restricted stock (“Restricted Stock”) and to determine the terms and conditions of the respective Option and Restricted Stock agreements (which need not be identical) and to interpret the provisions and supervise the administration of the Plan. The Committee shall have the authority, without limitation, to designate which Options granted under the Plan shall be Incentive Options and which shall be Nonqualified Options. To the extent any Option does not qualify as an Incentive Option, it shall constitute a separate Nonqualified Option.

Subject to the provisions of the Plan, the Committee shall interpret the Plan and all Options and Restricted Stock granted under the Plan, shall make such rules as it deems necessary for the proper administration of the Plan, shall make all other determinations necessary or advisable for the administration of the Plan and shall correct any defects or supply any omission or reconcile any inconsistency in the Plan or in any Options or Restricted Stock granted under the Plan in the manner and to the extent that the Committee deems desirable to carry into effect the Plan or any Options or Restricted Stock. The act or determination of a majority of the Committee shall be the act or determination of the Committee and any decision reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority of the Committee at a meeting duly held for such purpose. Subject to the provisions of the Plan, any action taken or determination made by the Committee pursuant to this and the other Sections of the Plan shall be conclusive on all parties.

In the event that for any reason the Committee is unable to act or if the Committee at the time of any grant, award or other acquisition under the Plan does not consist of two or more Non-Employee Directors, or if there shall be no such Committee, or if the Board otherwise determines to administer the Plan, then the Plan shall be administered by the Board, and references herein to the Committee (except in the proviso to this sentence) shall be deemed to be references to the Board, and any such grant, award or other acquisition may be approved or ratified in any other manner contemplated by subparagraph (d) of Rule 16b-3; provided, however, that grants to the Company’s Chief Executive Officer or to any of the Company’s other four most highly compensated officers that are intended to qualify as performance-based compensation under Section 162(m) of the Code may only be granted by the Committee.

3. Designation of Optionees and Grantees.

The persons eligible for participation in the Plan as recipients of Options (the “Optionees”) or Restricted Stock (the “Grantees” and together with Optionees, the “Participants”) shall include directors, officers and employees of, and consultants and advisors to, the Company or any Subsidiary; provided that Incentive Options may only be granted to employees of the Company and any Subsidiary. In selecting Participants, and in determining the number of shares to be covered by each Option or award of Restricted Stock granted to Participants, the Committee may consider any factors it deems relevant, including, without limitation, the office or position held by the Participant or the Participant’s relationship to the Company, the Participant’s degree of responsibility for and contribution to the growth and success of the Company or any Subsidiary, the Participant’s length of service, promotions and potential. A Participant who has been granted an Option or Restricted Stock hereunder may be granted an additional Option or Options, or Restricted Stock if the Committee shall so determine.

4. Stock Reserved for the Plan.

Subject to adjustment as provided in Section 8 hereof, a total of 8,542,000 shares of the Company’s common stock, par value $0.001 per share (the “Stock”), shall be subject to the Plan. The shares of Stock subject to the Plan shall consist of unissued shares, treasury shares or previously issued shares held by any Subsidiary of the Company, and such number of shares of Stock shall be and is hereby reserved for such purpose. Any of such shares of Stock that may remain unissued and that are not subject to outstanding Options at the termination of the Plan shall cease to be reserved for the purposes of the Plan, but until termination of the Plan the Company shall at all times reserve a sufficient number of shares of Stock to meet the requirements of the Plan. Should any Option or award of Restricted Stock expire or be canceled prior to its exercise or vesting in full or should the number of shares of Stock to be delivered upon the exercise or vesting in full of an Option or award of Restricted Stock be reduced for any reason, the shares of Stock theretofore subject to such Option or Restricted Stock may be subject to future Options or Restricted Stock under the Plan, except where such reissuance is inconsistent with the provisions of Section 162(m) of the Code where qualification as performance-based compensation under Section 162(m) of the Code is intended.

5. Terms and Conditions of Options.

Options granted under the Plan shall be subject to the following conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Option Price. The purchase price of each share of Stock purchasable under an Incentive Option shall be determined by the Committee at the time of grant, but shall not be less than 100% of the Fair Market Value (as defined below) of such share of Stock on the date the Option is granted; provided, however, that with respect to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, the purchase price per share of Stock shall be at least 110% of the Fair Market Value per share of Stock on the date of grant. The purchase price of each share of Stock purchasable under a Nonqualified Option shall not be less than 100% of the Fair Market Value of such share of Stock on the date the Option is granted. The exercise price for each Option shall be subject to adjustment as provided in Section 8 below. “Fair Market Value” means the closing price on the final trading day immediately prior to the grant date of the Stock on the principal securities exchange on which shares of Stock are listed (if the shares of Stock are so listed), or on the NASDAQ Stock Market or OTC Bulletin Board (if the shares of Stock are regularly quoted on the NASDAQ Stock Market or OTC Bulletin Board, as the case may be), or, if not so listed, the mean between the closing bid and asked prices of publicly traded shares of Stock in the over the counter market, or, if such bid and asked prices shall not be available, as reported by any nationally recognized quotation service selected by the Company, or as determined by the Committee in a manner consistent with the provisions of the Code. Anything in this Section 5(a) to the contrary notwithstanding, in no event shall the purchase price of a share of Stock be less than the minimum price permitted under the rules and policies of any national securities exchange on which the shares of Stock are listed.

(b) Option Term. The term of each Option shall be fixed by the Committee, but no Option shall be exercisable more than ten years after the date such Option is granted and in the case of an Incentive Option granted to an Optionee who, at the time such Incentive Option is granted, owns (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary, no such Incentive Option shall be exercisable more than five years after the date such Incentive Option is granted.

(c) Exercisability. Subject to Section 5(j) hereof, Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at the time of grant; provided, however, that in the absence of any Option vesting periods designated by the Committee at the time of grant, Options shall vest and become exercisable as to one-third of the total number of shares subject to the Option on each of the first, second and third anniversaries of the date of grant; and provided further that no Options shall be exercisable until such time as any vesting limitation required by Section 16 of the Exchange Act, and related rules, shall be satisfied if such limitation shall be required for continued validity of the exemption provided under Rule 16b-3(d)(3).

Upon the occurrence of a “Change in Control” (as hereinafter defined), the Committee may accelerate the vesting and exercisability of outstanding Options, in whole or in part, as determined by the Committee in its sole discretion. In its sole discretion, the Committee may also determine that, upon the occurrence of a Change in Control, each outstanding Option shall terminate within a specified number of days after notice to the Optionee thereunder, and each such Optionee shall receive, with respect to each share of Company Stock subject to such Option, an amount equal to the excess of the Fair Market Value of such shares immediately prior to such Change in Control over the exercise price per share of such Option; such amount shall be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or a combination thereof, as the Committee shall determine in its sole discretion.

For purposes of the Plan, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, a Change in Control shall be deemed to have occurred if:

(i) a tender offer (or series of related offers) shall be made and consummated for the ownership of 50% or more of the outstanding voting securities of the Company, unless as a result of such tender offer more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the commencement of such offer), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(ii) the Company shall be merged or consolidated with another corporation, unless as a result of such merger or consolidation more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries, and their affiliates;

(iii) the Company shall sell substantially all of its assets to another corporation that is not wholly owned by the Company, unless as a result of such sale more than 50% of such assets shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to such transaction), any employee benefit plan of the Company or its Subsidiaries and their affiliates; or

(iv) a Person (as defined below) shall acquire 50% or more of the outstanding voting securities of the Company (whether directly, indirectly, beneficially or of record), unless as a result of such acquisition more than 50% of the outstanding voting securities of the surviving or resulting corporation shall be owned in the aggregate by the stockholders of the Company (as of the time immediately prior to the first acquisition of such securities by such Person), any employee benefit plan of the Company or its Subsidiaries, and their affiliates.

Notwithstanding the foregoing, if Change of Control is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Change of Control shall have the meaning ascribed to it in such employment agreement.

For purposes of this Section 5(c), ownership of voting securities shall take into account and shall include ownership as determined by applying the provisions of Rule 13d-3(d)(I)(i) (as in effect on the date hereof) under the Exchange Act. In addition, for such purposes, “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof; provided, however, that a Person shall not include (A) the Company or any of its Subsidiaries; (B) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries; (C) an underwriter temporarily holding securities pursuant to an offering of such securities; or (D) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportion as their ownership of stock of the Company.

 (d) Method of Exercise. Options to the extent then exercisable may be exercised in whole or in part at any time during the option period, by giving written notice to the Company specifying the number of shares of Stock to be purchased, accompanied by payment in full of the purchase price, in cash, or by check or such other instrument as may be acceptable to the Committee. As determined by the Committee, in its sole discretion, at or after grant, payment in full or in part may be made at the election of the Optionee (i) in the form of Stock owned by the Optionee (based on the Fair Market Value of the Stock which is not the subject of any pledge or security interest, (ii) in the form of shares of Stock withheld by the Company from the shares of Stock otherwise to be received with such withheld shares of Stock having a Fair Market Value equal to the exercise price of the Option, or (iii) by a combination of the foregoing, such Fair Market Value determined by applying the principles set forth in Section 5(a), provided that the combined value of all cash and cash equivalents and the Fair Market Value of any shares surrendered to the Company is at least equal to such exercise price and except with respect to (ii) above, such method of payment will not cause a disqualifying disposition of all or a portion of the Stock received upon exercise of an Incentive Option. An Optionee shall have the right to dividends and other rights of a stockholder with respect to shares of Stock purchased upon exercise of an Option at such time as the Optionee (i) has given written notice of exercise and has paid in full for such shares, and (ii) has satisfied such conditions that may be imposed by the Company with respect to the withholding of taxes.

(e) Non-transferability of Options. Options are not transferable and may be exercised solely by the Optionee during his lifetime or after his death by the person or persons entitled thereto under his will or the laws of descent and distribution. The Committee, in its sole discretion, may permit a transfer of a Nonqualified Option to (i) a trust for the benefit of the Optionee, (ii) a member of the Optionee’s immediate family (or a trust for his or her benefit) or (iii) pursuant to a domestic relations order. Any attempt to transfer, assign, pledge or otherwise dispose of, or to subject to execution, attachment or similar process, any Option contrary to the provisions hereof shall be void and ineffective and shall give no right to the purported transferee.

(f) Termination by Death. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of death, the Option may thereafter be exercised, to the extent then exercisable (or on such accelerated basis as the Committee shall determine at or after grant), by the legal representative of the estate or by the legatee of the Optionee under the will of the Optionee, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or until the expiration of the stated term of such Option as provided under the Plan, whichever period is shorter.

(g) Termination by Reason of Disability. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Disability (as defined below), then any Option held by such Optionee may thereafter be exercised, to the extent it was exercisable at the time of termination due to Disability (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever period is shorter; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable to the extent to which it was exercisable at the time of death for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter. “Disability” shall mean an Optionee’s total and permanent disability; provided, that if Disability is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Disability shall have the meaning ascribed to it in such employment agreement

 (h) Termination by Reason of Retirement. Unless otherwise determined by the Committee, if any Optionee’s employment with or service to the Company or any Subsidiary terminates by reason of Normal or Early Retirement (as such terms are defined below), any Option held by such Optionee may thereafter be exercised to the extent it was exercisable at the time of such Retirement (or on such accelerated basis as the Committee shall determine at or after grant), but may not be exercised after ninety (90) days after the date of such termination of employment or service (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the expiration of the stated term of such Option, whichever date is earlier; provided, however, that, if the Optionee dies within such ninety (90) day period, any unexercised Option held by such Optionee shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year after the date of such death (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or for the stated term of such Option, whichever period is shorter.

For purposes of this paragraph (h), “Normal Retirement” shall mean retirement from active employment with the Company or any Subsidiary on or after the normal retirement date specified in the applicable Company or Subsidiary pension plan or if no such pension plan, age 65, and “Early Retirement” shall mean retirement from active employment with the Company or any Subsidiary pursuant to the early retirement provisions of the applicable Company or Subsidiary pension plan or if no such pension plan, age 55.

(i) Other Terminations. Unless otherwise determined by the Committee upon grant, if any Optionee’s employment with or service to the Company or any Subsidiary is terminated by such Optionee for any reason other than death, Disability, Normal or Early Retirement or Good Reason (as defined below), the Option shall thereupon terminate, except that the portion of any Option that was exercisable on the date of such termination of employment or service may be exercised for the lesser of ninety (90) days after the date of termination (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof) or the balance of such Option’s term, which ever period is shorter. The transfer of an Optionee from the employ of or service to the Company to the employ of or service to a Subsidiary, or vice versa, or from one Subsidiary to another, shall not be deemed to constitute a termination of employment or service for purposes of the Plan.

(i) In the event that the Optionee’s employment or service with the Company or any Subsidiary is terminated by the Company or such Subsidiary for “cause” any unexercised portion of any Option shall immediately terminate in its entirety. For purposes hereof, unless otherwise defined in an employment agreement between the Company and the relevant Optionee, “Cause” shall exist upon a good-faith determination by the Board, following a hearing before the Board at which an Optionee was represented by counsel and given an opportunity to be heard, that such Optionee has been accused of fraud, dishonesty or act detrimental to the interests of the Company or any Subsidiary of Company or that such Optionee has been accused of or convicted of an act of willful and material embezzlement or fraud against the Company or of a felony under any state or federal statute; provided, however, that it is specifically understood that “Cause” shall not include any act of commission or omission in the good-faith exercise of such Optionee’s business judgment as a director, officer or employee of the Company, as the case may be, or upon the advice of counsel to the Company. Notwithstanding the foregoing, if Cause is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Cause shall have the meaning ascribed to it in such employment agreement.

 (ii) In the event that an Optionee is removed as a director, officer or employee by the Company at any time other than for “Cause” or resigns as a director, officer or employee for “Good Reason” the Option granted to such Optionee may be exercised by the Optionee, to the extent the Option was exercisable on the date such Optionee ceases to be a director, officer or employee. Such Option may be exercised at any time within one (1) year after the date the Optionee ceases to be a director, officer or employee (or, if later, such time as the Option may be exercised pursuant to Section 14(d) hereof), or the date on which the Option otherwise expires by its terms; which ever period is shorter, at which time the Option shall terminate; provided, however, if the Optionee dies before the Options terminate and are no longer exercisable, the terms and provisions of Section 5(f) shall control. For purposes of this Section 5(i), and unless otherwise defined in an employment agreement between the Company and the relevant Optionee, Good Reason shall exist upon the occurrence of the following:

(A)

the assignment to Optionee of any duties inconsistent with the position in the Company that Optionee held immediately prior to the assignment;

(B)

a Change of Control resulting in a significant adverse alteration in the status or conditions of Optionee’s participation with the Company or other nature of Optionee’s responsibilities from those in effect prior to such Change of Control, including any significant alteration in Optionee’s responsibilities immediately prior to such Change in Control; and

(C)

the failure by the Company to continue to provide Optionee with benefits substantially similar to those enjoyed by Optionee prior to such failure.

Notwithstanding the foregoing, if Good Reason is defined in an employment agreement between the Company and the relevant Optionee, then, with respect to such Optionee, Good Reason shall have the meaning ascribed to it in such employment agreement.

(j) Limit on Value of Incentive Option. The aggregate Fair Market Value, determined as of the date the Incentive Option is granted, of Stock for which Incentive Options are exercisable for the first time by any Optionee during any calendar year under the Plan (and/or any other stock option plans of the Company or any Subsidiary) shall not exceed $100,000.

6. Terms and Conditions of Restricted Stock.

Restricted Stock may be granted under this Plan aside from, or in association with, any other award and shall be subject to the following conditions and shall contain such additional terms and conditions (including provisions relating to the acceleration of vesting of Restricted Stock upon a Change of Control), not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

(a) Grantee rights. A Grantee shall have no rights to an award of Restricted Stock unless and until Grantee accepts the award within the period prescribed by the Committee and, if the Committee shall deem desirable, makes payment to the Company in cash, or by check or such other instrument as may be acceptable to the Committee. After acceptance and issuance of a certificate or certificates, as provided for below, the Grantee shall have the rights of a stockholder with respect to Restricted Stock subject to the non-transferability and forfeiture restrictions described in Section 6(d) below.

(b) Issuance of Certificates. The Company shall issue in the Grantee’s name a certificate or certificates for the shares of Common Stock associated with the award promptly after the Grantee accepts such award.

 (c) Delivery of Certificates. Unless otherwise provided, any certificate or certificates issued evidencing shares of Restricted Stock shall not be delivered to the Grantee until such shares are free of any restrictions specified by the Committee at the time of grant.

(d) Forfeitability, Non-transferability of Restricted Stock. Shares of Restricted Stock are forfeitable until the terms of the Restricted Stock grant have been satisfied. Shares of Restricted Stock are not transferable until the date on which the Committee has specified such restrictions have lapsed. Unless otherwise provided by the Committee at or after grant, distributions in the form of dividends or otherwise of additional shares or property in respect of shares of Restricted Stock shall be subject to the same restrictions as such shares of Restricted Stock.

(e) Change of Control. Upon the occurrence of a Change in Control as defined in Section 5(c), the Committee may accelerate the vesting of outstanding Restricted Stock, in whole or in part, as determined by the Committee, in its sole discretion.

(f) Termination of Employment. Unless otherwise determined by the Committee at or after grant, in the event the Grantee ceases to be an employee or otherwise associated with the Company for any other reason, all shares of Restricted Stock theretofore awarded to him which are still subject to restrictions shall be forfeited and the Company shall have the right to complete the blank stock power. The Committee may provide (on or after grant) that restrictions or forfeiture conditions relating to shares of Restricted Stock will be waived in whole or in part in the event of termination resulting from specified causes, and the Committee may in other cases waive in whole or in part restrictions or forfeiture conditions relating to Restricted Stock.

7. Term of Plan.

No Option or award of Restricted Stock shall be granted pursuant to the Plan on or after the date which is ten years from the effective date of the Plan, but Options and awards of Restricted Stock theretofore granted may extend beyond that date.

8. Capital Change of the Company.

In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, or other change in corporate structure affecting the Stock, the Committee shall make an appropriate and equitable adjustment in the number and kind of shares reserved for issuance under the Plan and in the number and option price of shares subject to outstanding Options granted under the Plan, to the end that after such event each Optionee’s proportionate interest shall be maintained (to the extent possible) as immediately before the occurrence of such event. The Committee shall, to the extent feasible, make such other adjustments as may be required under the tax laws so that any Incentive Options previously granted shall not be deemed modified within the meaning of Section 424(h) of the Code. Appropriate adjustments shall also be made in the case of outstanding Restricted Stock granted under the Plan.

The adjustments described above will be made only to the extent consistent with continued qualification of the Option under Section 422 of the Code (in the case of an Incentive Option) and Section 409A of the Code.

9. Purchase for Investment/Conditions.

Unless the Options and shares covered by the Plan have been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the Company has determined that such registration is unnecessary, each person exercising or receiving Options or Restricted Stock under the Plan may be required by the Company to give a representation in writing that he is acquiring the securities for his own account for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Committee may impose any additional or further restrictions on awards of Options or Restricted Stock as shall be determined by the Committee at the time of award.

10. Taxes.

(a) The Company may make such provisions as it may deem appropriate, consistent with applicable law, in connection with any Options or Restricted Stock granted under the Plan with respect to the withholding of any taxes (including income or employment taxes) or any other tax matters.

(b) If any Grantee, in connection with the acquisition of Restricted Stock, makes the election permitted under Section 83(b) of the Code (that is, an election to include in gross income in the year of transfer the amounts specified in Section 83(b)), such Grantee shall notify the Company of the election with the Internal Revenue Service pursuant to regulations issued under the authority of Code Section 83(b).

(c) If any Grantee shall make any disposition of shares of Stock issued pursuant to the exercise of an Incentive Option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Grantee shall notify the Company of such disposition within ten (10) days hereof.

11. Effective Date of Plan.

The Plan became effective on October 30, 2009 and was amended and restated as of June 19, 2015; provided, however, that if, and only if, certain options are intended to qualify as Incentive Stock Options, the Plan must subsequently be approved by majority vote of the Company’s stockholders no later than October 30, 2010, and further, that in the event certain Option grants hereunder are intended to qualify as performance-based compensation within the meaning of Section 162(m) of the Code, the requirements as to stockholder approval set forth in Section 162(m) of the Code are satisfied.

12. Amendment and Termination.

The Board may amend, suspend, or terminate the Plan, except that no amendment shall be made that would impair the rights of any Participant under any Option or Restricted Stock theretofore granted without the Participant’s consent, and except that no amendment shall be made which, without the approval of the stockholders of the Company would:

(a) materially increase the number of shares that may be issued under the Plan, except as is provided in Section 8;

(b) materially increase the benefits accruing to the Participants under the Plan;

(c) materially modify the requirements as to eligibility for participation in the Plan;

(d) decrease the exercise price of an Incentive Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof or the exercise price of a Nonqualified Option to less than 100% of the Fair Market Value per share of Stock on the date of grant thereof; or

(e) extend the term of any Option beyond that provided for in Section 5(b).

(f) except as otherwise provided in Sections 5(d) and 8 hereof, reduce the exercise price of outstanding Options or effect repricing through cancellations and re-grants of new Options.

Subject to the forgoing, the Committee may amend the terms of any Option theretofore granted, prospectively or retrospectively, but no such amendment shall impair the rights of any Optionee without the Optionee’s consent.

It is the intention of the Board that the Plan comply strictly with the provisions of Section 409A of the Code and Treasury Regulations and other Internal Revenue Service guidance promulgated thereunder (the “Section 409A Rules”) and the Committee shall exercise its discretion in granting awards hereunder (and the terms of such awards), accordingly. The Plan and any grant of an award hereunder may be amended from time to time (without, in the case of an award, the consent of the Participant) as may be necessary or appropriate to comply with the Section 409A Rules.

13. Government Regulations.

The Plan, and the grant and exercise of Options or Restricted Stock hereunder, and the obligation of the Company to sell and deliver shares under such Options and Restricted Stock shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies, national securities exchanges and interdealer quotation systems as may be required.

14. General Provisions.

(a) Certificates. All certificates for shares of Stock delivered under the Plan shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, or other securities commission having jurisdiction, any applicable Federal or state securities law, any stock exchange or interdealer quotation system upon which the Stock is then listed or traded and the Committee may cause a legend or legends to be placed on any such certificates to make appropriate reference to such restrictions.

(b) Employment Matters. Neither the adoption of the Plan nor any grant or award under the Plan shall confer upon any Participant who is an employee of the Company or any Subsidiary any right to continued employment or, in the case of a Participant who is a director, continued service as a director, with the Company or a Subsidiary, as the case may be, nor shall it interfere in any way with the right of the Company or any Subsidiary to terminate the employment of any of its employees, the service of any of its directors or the retention of any of its consultants or advisors at any time.

(c) Limitation of Liability. No member of the Committee, or any officer or employee of the Company acting on behalf of the Committee, shall be personally liable for any action, determination or interpretation taken or made in good faith with respect to the Plan, and all members of the Committee and each and any officer or employee of the Company acting on their behalf shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination or interpretation.

 (d) Registration of Stock. Notwithstanding any other provision in the Plan, no Option may be exercised unless and until the Stock to be issued upon the exercise thereof has been registered under the Securities Act and applicable state securities laws, or are, in the opinion of counsel to the Company, exempt from such registration in the United States. The Company shall not be under any obligation to register under applicable federal or state securities laws any Stock to be issued upon the exercise of an Option granted hereunder in order to permit the exercise of an Option and the issuance and sale of the Stock subject to such Option, although the Company may in its sole discretion register such Stock at such time as the Company shall determine. If the Company chooses to comply with such an exemption from registration, the Stock issued under the Plan may, at the direction of the Committee, bear an appropriate restrictive legend restricting the transfer or pledge of the Stock represented thereby, and the Committee may also give appropriate stop transfer instructions with respect to such Stock to the Company’s transfer agent.

15. Non-Uniform Determinations.

The Committee’s determinations under the Plan, including, without limitation, (i) the determination of the Participants to receive awards, (ii) the form, amount and timing of such awards, (iii) the terms and provisions of such awards and (ii) the agreements evidencing the same, need not be uniform and may be made by it selectively among Participants who receive, or who are eligible to receive, awards under the Plan, whether or not such Participants are similarly situated.

16. Governing Law.

The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the internal laws of the State of Nevada, without giving effect to principles of conflicts of laws, and applicable federal law.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held July 17, 2015.

The Proxy Statement, proxy card and Annual Report on Form 10-K, as amended, are available at:

http://ir.stockpr.com/blueearthinc/proxy-materials.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

BLUE EARTH, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

 FOR THE ANNUAL MEETING OF SHAREHOLDERS

July 17, 2015

THE UNDERSIGNED, revoking all previous proxies, hereby appoints JOHNNY R. THOMAS and BRETT WOODARD, or either of them as attorneys, agents and proxies with power of substitution, and with all powers the undersigned would possess if personally present, to vote all shares of Common Stock of BLUE EARTH, INC. (the “Company”) which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company, to be held on July 17, 2015 at 8:00 A.M. local time at Sun City MacDonald Ranch Community Association, located at 2020 West Horizon Ridge Parkway, Henderson, Nevada 89012, and at all adjournments thereof.

(CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE)

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼
						Please mark your vote like this	[X]
1. ELECTION OF A BOARD OF SEVEN DIRECTORS	FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
(To withhold authority to vote for any individual nominee, strike a line through that nominee’s name in the list below)	[ ]	[ ]	2.	Ratify issuance and sale of 10 million shares of common stock to Jackson Investment Group, LLC on November 25, 2014	[ ]	[ ]	[ ]

01 - Laird Q. Cagen 02 - Johnny R. Thomas 03 - Robert Potts 04 - William (Bill) Richardson 05 - James A. Kelly 06 - Michael W. Allman 07 - Alan P. Krusi			3.	Approve the issuance of restricted shares to independent directors.	[ ]	[ ]	[ ]

			4.	Approve the increase of shares under the Equity Incentive Plan.	[ ]	[ ]	[ ]

			5.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.	[ ]	[ ]	[ ]

The shares represented by this proxy will be voted in accordance with the instructions given. If no such instructions are given, the shares represented by this proxy will be voted in favor of the: (1) election of all of the nominees for directors designated by the board of directors; (2) ratification of sale of common stock to Jackson Investment Group, LLC; (3) approval of issuance of restricted shares of Common Stock to independent directors, (4) approval of the increase of shares under the Equity Incentive Plan, and (5) such other business as may properly come before the meeting.

PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY IN THE ENVELOPE ENCLOSED FOR THIS PURPOSE TO:  Blue Earth, Inc., 2298 Horizon Ridge Parkway, Suite 205, Henderson, NV 89052; Attn:  John Francis.  No postage is required for mailing in the United States; or via e-mail to John Francis at:  jfrancis@blueearthinc.com.

Dated: _____________, 2015	Signature: ___________________	Signature: ___________________

Please sign exactly as your name or names appear hereon. Joint owners should each sign personally. When signing as executor, administrator, corporation, officer, attorney, agent, trustee or guardian, etc. please add your full title to your signature. If signer is a corporation, please sign n full corporate name by president and authorized officer. If a partnership or limited liability company, please sign in partnership or limited liability company name by authorized person.